United States

 Securities and Exchange Commission

Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-07925

(Investment Company Act file number)

WesMark Funds

(Exact name of registrant as specified in charter)

One Bank Plaza, 5th floor

 Wheeling, WV 26003

(Address of principal executive offices)

(304) 234-9000

(Registrant’s telephone number)

Karen Gilomen, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

 (Name and address of agent for service)

Date of fiscal year end:  December 31

Date of reporting period:  January 1 – December 31, 2018

Item 1. Reports to Stockholders.

Small Company Growth Fund

Growth Fund

Balanced Fund

Government Bond Fund

West Virginia Municipal Bond Fund

Tactical Opportuntiy Fund

WesMark Funds℠

President's Message & Combined Annual Report » 12.31.18

WesMark Small Company Growth Fund	» WMKSX
WesMark Growth Fund	» WMKGX
WesMark Balanced Fund	» WMBLX
WesMark Government Bond Fund	» WMBDX
WesMark West Virginia Municipal Bond Fund	» WMKMX
WesMark Tactical Opportunity Fund	» WMKTX

President’s Message

December 31, 2018

Dear Fellow Shareholders:

After starting on a positive note, 2018 moved to a year of uncertainty including concern as to the sustainability of the current economic cycle as it approached a ten-year mark. We are able to recite the common list of worries and look at a number of these as expected at this point in the economic cycle; manageable from a policy standpoint and, while impacting financial market volatility, perhaps creating opportunities for investors.

After what had become a rather predictable pattern of low first quarter Gross Domestic Product (GDP) growth, second quarter GDP growth was reported at a 4.2% annual rate surpassing consensus estimates and setting the stage for full year growth that would significantly exceed the average annual increase in GDP over the past nine years. As it became evident that the third quarter would show a deceleration in growth, investors became concerned with the timing of the arrival of the next domestic recession. A Federal Reserve that continued to move rates higher on a schedule that seemed to ignore economic fundamentals, decelerating earnings growth for 2019, and tariffs and trade were among a growing litany of issues that preoccupied investors who began to view even favorable earnings results and outlooks with skepticism.

The year brought few economic surprises as job growth continued with an average monthly increase in non-farm payrolls of 223,000, the unemployment rate and weekly unemployment claims remained at multi-decade lows, inflation remained constrained, increased discretionary income supported a consumer ready and willing to spend, and fiscal policy provided an offset to tightening monetary policy. This environment was expected to provide continued support for equity markets but a look forward late in the year brought a sudden change in the attitude for risk.

All major equity indexes were negative for the year. U.S. large capitalization outperformed mid-capitalization which outperformed small capitalization all of whom outperformed international equities, both developed and emerging. Defensive sectors were strong in the fourth quarter as investors reduced portfolio risk. The full year saw three periods of declines in equity prices that exceeded 10% from recent highs culminating in a 19.8% drop in the Standard & Poor 500 Index from late September to late December. Fixed income indexes that included corporate or foreign debt were also negative for the year. U.S. Government Debt indexes provided positive returns in the low single digits as the risk off trade intensified. Portfolio duration remained key as interest rate increases reduced the value of fixed income securities. Credit spreads widened as the year progressed as demand for higher rates accompanied fears of declining credit worthiness of corporate and foreign debt. The calm of 2017 was replaced with volatility. A volatility more typical of equity markets, although usually not concentrated in the short time periods that were witnessed in 2018.

A discussion of the volatility in the U.S. financial markets for 2018 is not complete without a review of the events that occurred beginning with the meeting of the Federal Reserve on December 19, 2018. The increase in the target Federal Funds rate was expected but the responses to questions at the press conference, the composition of the now famous “dot plot”, forward guidance that included “some” further gradual rate increases will still be needed and unchanged plans for the pace of reduction of the more than $4 trillion balance sheet sent investors rushing to the sidelines. Treasury Secretary Mnuchin attempted to reassure financial markets by answering the unasked question confirming that there was ample liquidity to stave off any shocks to the system. Mnuchin called the chief executives of the nation’s six largest banks and they confirmed that they have ample liquidity to lend to consumers, businesses and perform other market operations. He followed this by convening a call of officials from the Federal Reserve, the Securities and Exchange Commission and the Commodities Futures Trading Commission to discuss any unusual liquidity problems. Mnuchin then reassured the public that the President was not going to fire Fed Chair Jerome Powell. Then late in December the U.S. government entered a partial shutdown when Congress failed to appropriate funds needed to fully operate the government. We strongly believe that a period of economic growth does not just die of old age but is ended by policy errors such as the ones that were witnessed leading up to December 24, 2018.

As 2018 ended, the Federal Reserve devoted a significant amount of public time to clarifying their current policy position making sure that investors knew they were in fact cognizant of a slowing global economy, that an extended battle over tariffs would indeed have a negative impact on growth and that their actions would definitely be data dependent.

Corporations have used the extended period of low interest rates to increase debt and accelerate capital spending, increase dividends, and repurchase shares. Capital spending needs to remain a focus as the tight employment markets have begun to cause an acceleration in wage rates. There becomes a need to enhance productivity through plant and equipment spending in order to maintain the current near record operating margins. The consumer’s support of the economy needs a greater contribution from corporate spending in order to maintain growth at levels consistent with the current economic cycle. This push from the fiscal policy changes, including lower tax rates, provided needed support as an offset to the Federal Reserve’s continuing policy of interest rate normalization. However, we continue our view that the current Fed policy is one of being less accommodative, not restrictive.

The Funds ended the year with net assets of $840.8 million. Fund flows and investment performance resulted in a decline in assets under management for the Fund complex. The WesMark Tactical Opportunity Fund, established on March 1, 2017, continued to experience positive fund flows.

Your investment in and support of the WesMark Funds is important to us and, as always, we thank you. Our processes are always changing striving to provide a competitive result to you, our investors. Our investment in the resources necessary to execute a successful investment plan for all of our funds is always top of mind. Your support is instrumental to this success. Should you have any questions or need additional information about the Funds, please visit our website www.wesmarkfunds.com or call 1-800-864-1013.

Sincerely,

David B. Ellwood, CFA
President, WesMark Funds

www.wesmarkfunds.com

Small Company Growth Fund

Growth Fund

Balanced Fund

Government Bond Fund

West Virginia Municipal Bond Fund

Tactical Opportuntiy Fund

WesMark Funds℠

Annual Report » 12.31.18

WesMark Small Company Growth Fund	» WMKSX
WesMark Growth Fund	» WMKGX
WesMark Balanced Fund	» WMBLX
WesMark Government Bond Fund	» WMBDX
WesMark West Virginia Municipal Bond Fund	» WMKMX
WesMark Tactical Opportunity Fund	» WMKTX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.wesmarkfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.wesmarkfunds.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-864-1013 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Table of Contents

December 31, 2018

Management’s Discussion of Fund Performance
Small Company Growth Fund	2
Growth Fund	5
Balanced Fund	8
Government Bond Fund	11
West Virginia Municipal Bond Fund	14
Tactical Opportunity Fund	17
Small Company Growth Fund
Portfolio of Investments Summary Table	20
Portfolio of Investments	21
Growth Fund
Portfolio of Investments Summary Table	23
Portfolio of Investments	24
Balanced Fund
Portfolio of Investments Summary Table	26
Portfolio of Investments	27
Government Bond Fund
Portfolio of Investments Summary Table	32
Portfolio of Investments	33
West Virginia Municipal Bond Fund
Portfolio of Investments Summary Table	39
Portfolio of Investments	40
Tactical Opportunity Fund
Portfolio of Investments Summary Table	45
Portfolio of Investments	46
Statements of Assets and Liabilities	47
Statements of Operations	49
Statements of Changes in Net Assets	50
Financial Highlights	53
Notes to Financial Statements	59
Report of Independent Registered Public Accounting Firm	71
Shareholder Expense Example	72
Board of Trustees and Trust Officers	73
Additional Information	75
Glossary of Terms	76

Annual Report » December 31, 2018

Management’s Discussion of Fund Performance

WesMark Small Company Growth Fund	December 31, 2018 (Unaudited)

Equity markets started 2018 off on a positive note, led by changes in corporate and personal taxes and their hopeful impact on the overall economy. Small cap companies, who typically have higher tax rates relative to their larger peers, saw expectations for earnings forecasts move well above long-term average growth rates. The initial optimism was reflected in equity markets as indexes moved to all-time highs within the first month of the year. However, the positivity did not last long as a number of issues pushed equity indexes lower in February. The nearly 10% decline in the S&P 500 ended the record streak without a 3% correction. The 448 calendar days without a 3% correction easily surpassed the prior record of 370 days set in 1996. Small cap indexes dropped nearly 9% during this period. It was our view at the time that the steep drop in indexes was not a signal for a bear market, but a return to more normal equity volatility. Our thesis was verified as equity markets recovered, led by strong earnings growth and sustained economic growth, moving to near highs in mid-September. Small cap equity indexes reached their near-term peak earlier in the month. At this point fears of an aggressive Federal Reserve, slowing global economic growth and slowing earnings growth in 2019 caused many investors to attitude for riskier asset classes. Small cap indexes tumbled in September and October, getting a slight reprieve in November, before falling further in December. The largest decline posted on December 24th, brought coal instead of gifts for investors. From the near-term peak to the December 24th close, the Russell 2000 Index dropped 27.2% and stood at levels on par with 2016 closing prices. Following the holiday, equity prices moved higher, but still finished the year negative. For 2018, the WesMark Small Company Growth Fund returned -13.7%, compared to the Russell 2000 Index drop of 11.0%, and the Lipper Small-Cap Core Fund category decline of 12.7%. Over the past five years, the WesMark Small Company Growth Fund earned an average annual total return of 1.7%, versus 4.4% and 3.4% for the Russell 2000 Index and Lipper Small-Cap Core Fund, respectively.

The strong momentum from the first half of 2018 allowed growth indexes to post results that were slightly better than their value focused peers over the full year. The Russell 2000 Growth Index dropped 9.3%, while the Russell 2000 Value Index fell by 12.9% for the full year. During the final quarter of the year, value indexes performed better relative to growth, but both were down nearly 20% for the quarter. The fourth quarter declines erased all of the positive returns generated to that point. The results were similar for the WesMark Small Company Growth Fund, gaining 6.2% in the first nine months of 2018 compared to a return of -19.5% posted for the final quarter of the year. Once again larger cap counterparts outperformed their smaller peers, with the S&P 500 Index declining by 4.4% and the S&P Mid Cap Index dropping 11.1% for 2018.

The Fund’s relative performance for the period was affected by both sector allocation decisions and stock selection. From a sector perspective, returns were negative across all sectors except for the healthcare index. For 2018, the S&P 600 Health Care Index posted a gain of 9.8%. Even the more defensive sectors like utilities and consumer staples posted declines for the year. The S&P 600 Utilities Index fell by 3.2% and the S&P 600 Consumer Staples dropped by 6.4%, leaving very few sectors where small cap investors could have sought shelter in the volatile year. The more cyclical and commodity focused sectors produced the largest declines for the years, with the S&P 600 Energy and S&P 600 Materials sectors falling by 23.1% and 43.0%, respectively. As a result, sector selection was as important as stock selection. Going forward, we will continue to monitor our sector decisions over the next year, particularly given world economic growth projections and the outlook for earnings.

Our decision to overweight the health care sector proved correct; however, stock selection was not as helpful to performance. Our holdings within the sector dropped by 2.8%. For the year our approach was find companies with a specific product set that would either improve productivity within hospitals or medical offices, or services that would help companies maximize research and development budgets. For the year, slightly less than half the companies posted positive returns, led by CareDx, Align Technology and Icon Plc.

The largest absolute weighting for the Fund was in the Industrial sector, at 24.7% compared to the 14.7% for the benchmark. The decision to overweight the sector did not help performance, as the sector return trailed the benchmark. Selection was also hindrance as our holdings dropped 20.4% compared to a decline of 12.9% for the S&P 600 Industrials. With half the holdings posting results that were below the sector benchmark, with two holdings positive for the year led by Lennox International and Forward Air Corp. It was our expectation that the changes in corporate tax policy, paired with rising labor costs, would lead to an acceleration in capital expenditures during the year. In addition, a number of our holdings were focused in the transportation space. Our thesis was the tight market and the shift in consumer preferences would lead to strong earnings growth for the space.

Closely following our Industrial exposure was the Health Care weighting at 24.6% and the Information Technology at 23.6%. Our allocation to the Information Technology sector, is well above the 14.9% for the benchmark. Our selections within the sector was more accretive to overall performance than was our overweight to the sector. For the full year, our holdings posted a return of 8.0%, well above the S&P 600 Information Technology Index’s -9.4% return. The decision to overweight the sector in 2018 was grounded in our belief that valuations were attractive and earnings growth should accelerate given the anticipated global economic growth rates. Nearly half of our Information technology holdings reported positive returns, led by Tableau Software, Rapid7, and Nutanix, up 73.8%, 67.8% and 63.6%, respectively.

Financials account for the largest weighting within the benchmark. However, the Fund was underweight the benchmark with a 13.0% allocation. This marked a slight increase from the prior year, as several of our holdings were acquired by other companies. Our focus for the year was a shift into more regional banks, as we felt the increasing short-term rates would also help push borrowing rates higher. Instead, the yield curve flattened during much of 2018. And while net interest margins moved higher, they were not as strong as we initial expected. In addition, the market volatility and concerns about an aggressive Federal Reserve slowed loan demand in the first quarter. However, as economic growth accelerated in the second and third quarters, lending activity improved. While, the demand for loans improved, many other borrowers were paying off loans more quickly than expected. The result was flat or low increases in loan balances outstanding. The downturn accelerated following the election as concerns about increased regulation gathered momentum.

2	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2018 (Unaudited)	WesMark Small Company Growth Fund

Two of our more disappointing sectors within the Fund for the year were Energy and Consumer Discretionary. Our decision to underweight the Energy sector helped as the returns were significantly under that of the benchmark. For much of the middle part of 2018, we maintained a 0% weight in the space, as falling energy prices weighed on the underlying companies. Supporting the returns was an acquisition of one of our holdings during the year. The premium paid allowed us to post a modest gain in that position, still for the year our holdings were down 17.3%. Toward the end of 2018 we build a small position in the energy space in an effort take advantage of rising energy prices and the expected increase in earnings. Within the Consumer Discretionary space both weighting and selection were incorrect for the year. Our underweight in Consumer Discretionary, a sector that outperformed the broad benchmark, combined with poor stock selection resulted in returns that were not as accretive to the Fund as they should have been. Still we managed to report positive returns in Freshpet and Foot Locker, up 93.4% and 16.9%, respectively for 2018.

Our top ten holdings accounted for 36.1% of the overall market value of the Fund. The average performance for these holdings were solid for 2018, with seven of the top ten posting returns that exceed the benchmark and five with positive returns.

TOP 10 EQUITY HOLDINGS

Security Name	% of Total Net Assets
Integrated Device Technology, Inc.	4.7%
Hexcel Corp.	4.4%
Quanta Services, Inc.	4.1%
Allscripts Healthcare Solutions, Inc.	3.9%
Lennox International, Inc.	3.8%
Hill-Rom Holdings, Inc.	3.6%
Pure Storage, Inc., Class A	3.5%
Moog, Inc., Class A	2.8%
Syneos Health, Inc.	2.7%
Foot Locker, Inc.	2.6%
Total Net Assets	36.1%

Also see Glossary of Terms on page 76.

Performance data quoted represents past performance which is no guarantee of future results.

An investment in the Funds involves risk, including loss of principal. Investment in the Funds is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Annual Report | December 31, 2018	3

Management’s Discussion of Fund Performance

WesMark Small Company Growth Fund	December 31, 2018 (Unaudited)

GROWTH of $10,000 invested in WesMark Small Company Growth Fund
The graph below illustrates the hypothetical investment of $10,000* in the WesMark Small Company Growth Fund (the “Fund”) from December 31, 2008 to December 31, 2018, compared to the Russell 2000® Index (“Russell 2000®”)** and the Lipper Small Cap Core Funds Average (“LSCCFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2018

1 Year	5 Years	10 Years
-13.72%	1.73%	10.32%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.25%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Small-company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® and LSCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**	The Russell 2000® is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The Russell 2000® measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

4	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2018 (Unaudited)	WesMark Growth Fund

The WesMark Growth Fund provided a total return of -6.19% for the year ended December 31, 2018 as compared to the Lipper Large-Cap Core Funds Average of -5.64% placing the Fund in the third quartile of the Lipper Large-Cap Core Funds peer group. After experiencing a year of low volatility, 2018 returned to more normal trading patterns with twenty 2% daily moves in stocks (Standard & Poor 500 Index) including six with moves greater than 3%. All major equity markets were negative for the full year and there were three market declines greater than 10% from near-term highs.

The equity markets began the year with positive momentum but this was short lived as February experienced the first decline of the year of greater than 10%, declining 10.1% from the high reached in late January. The concluding greater than 10% decline of the year resulted in a -19.8% move from September 20, 2018 to December 24, 2018. Market leadership shifted as the year progressed and investors became more defensive and removed risk from their portfolios. Healthcare and Utilities provided the strongest returns, 6.5% and 4.1%, respectively, for the full year with Energy and Materials experiencing the lowest returns -18.1 and -14.7%, respectively. Leadership in the first nine months of the year was found in Information Technology and Consumer Discretionary. As concerns regarding slowing global economic growth became more apparent, energy prices continued to decline, and trade and tariffs impacted corporate spending plans, the tone of the market began to change.

The Fund maintained an overweight position in Healthcare and Information Technology. Healthcare, the largest sector allocation, provided a positive full year portfolio return of 11.9%, exceeding the sector benchmark return of 6.5%. Information Technology provided a positive full year portfolio return of 6.9%, exceeding the benchmark return of -0.3%. In both cases sector allocation and security selection provided positive value to Fund’s 2018 total return. Positive contributions to the return in Healthcare were found in Merck, Abbott Labs and Zoetis as successful research and development efforts resulted in the approval and introduction of a number of new drugs that are expected to provide upside to the revenue and earnings growth of these companies as the development of humanized antibodies and biologics propel drug therapies to a new level. Zoetis focuses on the growing demand for healthcare for both companion and production animals. Negative to the Healthcare portfolio return were Celgene, whose acquisition by Bristol-Myers Squibb was announced in early 2019, and CVS Health Corp. who is digesting the acquisition of Aetna Inc. which created a healthcare powerhouse. Strength in salesforce.com, Adobe, and MasterCard contributed to the Information Technology return offset in part by weakness in Apple Inc. and Skyworks Solutions, a supplier to Apple Inc. Cloud data storage and software subscriptions are two of the forces driving change in the Information Technology sector. Demand from products that just a few years ago were considered technology deficient have come to the forefront of technology demand. Subscription services from the installed base of hardware has become a key element of growth for many content and software providers. Energy was maintained at a below market weighting in the Fund but a focus on Exploration and Production resulted in a portfolio sector return below that of the sector benchmark. The Fund’s underweight allocation to Consumer Staples was a positive contributor to performance but security selection eliminated any benefit of that allocation decision.

The year brought much volatility and change to the equity markets, with significant price declines witnessed in nearly all sectors as the year ended, which resulted in a challenging year for equity fund performance in general. As the fourth quarter progressed, the Fund maintained an increased cash position and reduced allocations to higher beta and higher valuation securities in an effort to maintain value and lessen the downside risk. Nearly every cyclical sector reached its 2018 low on December 24th and quickly began to move higher as the year came to an end. We maintain a long-term outlook in our portfolio management discipline and believe with volatility comes opportunities.

TOP 10 EQUITY HOLDINGS

Security Name	% of Total Net Assets
Amazon.com, Inc.	5.4%
UnitedHealth Group, Inc.	4.3%
Apple, Inc.	3.8%
Zoetis, Inc.	3.7%
SPDR® S&P 500® ETF Trust	3.1%
Raytheon Co.	3.1%
salesforce.com, Inc.	3.0%
Abbott Laboratories	2.8%
Broadcom, Ltd.	2.8%
Mastercard, Inc., Class A	2.5%
Total Net Assets	34.5%

Annual Report | December 31, 2018	5

Management’s Discussion of Fund Performance

WesMark Growth Fund	December 31, 2018 (Unaudited)

Also see Glossary of Terms on page 76.

Performance data quoted represents past performance which is no guarantee of future results.

Diversification does not eliminate the risk of experiencing investment losses.

An investment in the Funds involves risk, including loss of principal. Investment in the Funds is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total returns with capital gains and dividends reinvested. For the 10-, 5-, 3- and 1- year periods, the Growth Fund was ranked 403 out of 408, 532 out of 536, 573 out of 596, and 643 out of 674 as of 12/31/18 in the Large Cap Core Funds category. Lipper does not guarantee the accuracy of the information. Lipper rankings are not intended to predict future results.

6	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2018 (Unaudited)	WesMark Growth Fund

GROWTH of $10,000 invested in WesMark Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Growth Fund (the “Fund”) from December 31, 2008 to December 31, 2018, compared to the Standard and Poor’s 500® Index (“S&P 500®”)** and Lipper Large Cap Core Funds Average (“LLCC”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2018

1 Year	5 Years	10 Years
-6.19%	4.91%	10.55%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.14%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500® and LLCC have been adjusted to reflect reinvestment of dividends on securities in the indexs and average.

**	The S&P 500® is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2018	7

Management’s Discussion of Fund Performance

WesMark Balanced Fund	December 31, 2018 (Unaudited)

The WesMark Balanced Fund provided a total return of -4.58% for the year ended December 31, 2018 compared to the Lipper Balanced Fund Average of -5.52%, placing the Fund in the second quartile for the year. The Fund seeks to achieve capital appreciation and income by allocating its assets primarily among fixed income and equity securities. The asset allocation at year-end was 38.6% fixed income, 54.7% common equity, and 6.7% cash equivalents. The fixed income allocation was increased during the year as interest rates moved higher primarily in response to the actions of the Federal Reserve to normalize their interest rate policy. The Fund continued to maintain a relatively short fixed income structure with a modified duration of 3.58 years compared to the prior period duration of 4.50 years. All fixed income securities held in the Fund at year-end remained investment grade as determined by a Nationally Recognized Statistical Rating Organization. The largest exposure in the fixed income allocation was U.S. Corporate debt which provided a return for the Fund’s fixed income sector of 1.2% compared to the Lipper Core Bond Funds Index return of -0.69%. Taxable municipal bonds provided a return of 2.1% compared to the benchmark 1.3%. The Fund’s income structure remained in a position to benefit from a rising interest rate environment and a steeper yield curve. Interest rates did increase as the year progressed but the slope of the yield curve remained unusually flat. Four increases in the target Federal Funds rate drove short-term rates higher and a view of contained inflation caused intermediate and long-term rates to decline. As the year ended there was an inversion in the yield curve between one and three years with a positive slope as we extended our look farther along the curve. The rate spread between the 3 month Treasury bill and the 10 year Treasury note ended the year at 31 basis points compared to a 10 year average spread of 213 basis points. This flattening has caused concern regarding the sustainability of the current economic cycle.

The equity markets focus in 2018 remained on Growth in the first three quarters of the year at which time economic uncertainty, among other issues, brought a focus to value in an effort to reduce risk and volatility. Higher equity yields did receive competition from higher fixed income yields resulting in period of decline for those higher yield sectors including Utilities and Consumer Staples. Utilities managed to end the year with a positive total return of 4.11%. Deterioration in operating results drove the normally defensive Consumer Staples sector to a negative total return of -8.39%

Within the S&P 500, Value total return for the year was -8.97% compared to Growth total return of -0.01%. The Balanced Fund’s equity total return was -6.8% heavily impacted by the-9.2% return in December. The portfolio’s largest equity allocation was Information Technology and Healthcare with a bias to those companies having a current dividend and a history of increasing the dividend on a regular basis. Healthcare provided a positive absolute and relative contribution to the Fund’s return while Information Technology was negative in both absolute and relative terms. Positive contributions to the equity performance was driven by individual company contribution and not overall sector allocation. Boeing, Merck and Verizon led on the upside for the full year and Hanesbrands and Arthur J. Gallagher & Co. provided a positive contribution for the relatively short period that they were a part of the portfolio. AT&T Inc. underperformed rival Verizon with returns of -24.7% and 11.1%, respectively. Each has chosen a different path to participate in the rapidly changing telecommunication and content acquisition strategy with Verizon being viewed as the leader at this time. Lockheed Martin and United Parcel Service were notable negatives to performance. Lockheed Martin was damaged by Defense Department budget uncertainty and United Parcel Service has felt the margin pressure of rapidly growing demand on its infrastructure.

Higher available cash flow as a result of the Tax Cuts and Jobs Act brought dividend increases to a significant number of stocks held in the portfolio. This combined with share repurchases to enhance full year total return. While the year-over-year benefit of the tax changes will not repeat in 2019, the benefit of higher cash flow remains.

TOP 10 EQUITY HOLDINGS

Security Name	% of Total Net Assets
Apple, Inc.	4.0%
Pfizer, Inc.	2.6%
AbbVie, Inc.	2.3%
Cisco Systems, Inc.	2.1%
Chevron Corp.	2.0%
Discover Financial Services	2.0%
DowDuPont, Inc.	1.9%
Merck & Co., Inc.	1.9%
Texas Instruments, Inc.	1.9%
Amgen, Inc.	1.8%
Total Net Assets	22.5%

8	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2018 (Unaudited)	WesMark Balanced Fund

Also see Glossary of Terms on page 76.

Performance data quoted represents past performance which is no guarantee of future results.

An investment in the Funds involves risk, including loss of principal. Investment in the Funds is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Balanced Fund was ranked 231 out of 431, 162 out of 511, 157 out of 544, and 182 out of 584 as of 12/31/18 in the Balanced Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

Annual Report | December 31, 2018	9

Management’s Discussion of Fund Performance

WesMark Balanced Fund	December 31, 2018 (Unaudited)

GROWTH of $10,000 invested in WesMark Balanced Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Balanced Fund (the “Fund”) from December 31, 2008 to December 31, 2018, compared to the Standard and Poor’s 500® Index (“S&P 500®”)**, the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)***, the Lipper Balanced Funds Average (“LBFA”) ††, and a combined index consisting of 60% S&P 500® and 40% BCIGCI (“Balanced Composite Index”)†.

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2018

1 Year	5 Years	10 Years
-4.58%	4.09%	7.79%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.24%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500®, BCIGCI, LBFA, and Balanced Composite Index have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**	The S&P 500® is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

***	The BCIGCI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

†	The Balanced Composite Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Balanced Composite Index is an unmanaged index, comprised 60% S&P 500® and 40% BCIGCI, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or average.

††	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

10	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2018 (Unaudited)	WesMark Government Bond Fund

Global financial market volatility picked up in calendar year 2018 (the “report period”), pointing to investor anxiety of a more serious deterioration in global macroeconomic conditions. Overall, fixed income assets delivered unexceptional performance but still bested their equity brethren. The two main risk variables for fixed income securities of rising interest rates and widening credit spreads occurred simultaneously within the period.

The Federal Reserve is three years into a tightening monetary policy cycle, making this the second longest such cycle in the last 50 years. The average tightening cycle over this time period has been approximately 15 months. The Federal Reserve’s monetary policy is critical for the current business cycle. Out of the 12 previous US interest rate hike cycles since 1955, eight have resulted in a recession for the US economy. As 2018 progressed, the question became whether the Federal Reserve could normalize monetary policy without derailing domestic and international growth expectations.

Within the report period, the transition toward a less accommodative central bank stance and higher federal funds rate had lessened investors’ appetite for risk. The report period began with investor optimism, fueled by domestic tax cuts, expecting the US economy to continue its expansion despite a less accommodative central bank and also expecting the European Union to follow suit.

In the fourth quarter of 2018, uncertainty related to the direction of the Federal Reserve’s policy on interest rates, global and Chinese economic growth expectations, the outlook for corporate earnings, trade disputes and the ongoing federal government shutdown instilled a flight to quality. The flight to quality trade in the fourth quarter of 2018 induced a rally in Treasury prices, as the 10 year US Treasury Yield declined from a peak of 3.24% on November 8, 2018 to close 2018 at 2.69%, a 55 basis point rally. The yield on the 10 year US Treasury began the year at 2.41%. The overall bond market performance, as measured by the Bloomberg Barclays Aggregate Index provided a total return of 0.01% for the period, predominantly due to the late fourth quarter rate rally. Within the fixed income sector for 2018, the degree of relative performance was driven by credit quality. For the report period, the top performer was the three month US Treasury Bill at 1.96%, followed by the US Government Sponsored Agency Securities at 1.24% and short duration Mortgage Backed Securities at 1.01%. The 10 year US Treasury had a return of 0.85% for the period. The laggards were high yield debt at -2.11%, corporate debt -2.52% and emerging markets -4.15%. Credit risk assets underperformed due in part to a shift in investor sentiment following the fourth quarter decline in the equity markets as credit spreads widened relative to US Treasury securities.

The slope of the US yield curve flattened in 2018. Historically, as the Federal Open Market Committee raises short term interest rates, the yield curve flattens as short term rates rise more than longer term rates. The Federal Open Market Committee increased the Federal Funds rate with four 25 basis point moves in 2018 ending the period at 2.50%.

The yield on the 10 year US Treasury began 2018 at 2.40%, peaked at 3.24% on November 8, 2018 and ended the year at 2.68%. Within the fourth quarter of 2018 investors overestimated the resilience of global growth in the face of tighter domestic monetary policy, international headwinds and investor sentiment shifting from equity securities. In the fourth quarter of 2018, as macroeconomic conditions slowed, inflation expectations plummeted on a combination of Consumer Price Index (CPI) releases that were below expectations and a 37% decline in the price of oil. Changes in inflation had the largest impact on the short end of the yield curve. As the Federal Reserve maintained its policy of increasing short-term interest rates, while inflation remained below their 2% target rate, the short end of the yield curve inverted in the fourth quarter. At the end of the report period, the yield on the one year US Treasury was 2.59% and the yield on the three year US Treasury was 2.45%. The spread between the 2 year US Treasury and the 10 year US Treasury began the period at 52 basis points and ended the period at 20 basis points. During this time, the yield on the 2 year US Treasury increased 60 basis points while the yield on the 10 year US Treasury increased 28 basis points.

For 2018, non-farm payrolls increased on-average by 220,000 per month with an unemployment rate of 3.9% at the end of the report period as compared to 4.1% in December 2017. The labor force participation rate ended the period at 63.1% compared to 62.7% at the end of 2017. Real average hourly earnings increased 3.2% in the period as compared to 2.5% in the prior period. The rate of inflation, as measured by the Consumer Price Index, ended the reporting period at 1.9% compared to 0.1% at the end of the prior report period. Given economic headwinds, both domestically and internationally in the fourth quarter, inflation expectations declined approximately 50 basis points while real interest rates surged at the short end of the yield curve given the Federal Reserve continued tightening of interest rates. Core prices, which exclude food and energy, increased 2.2% in the period as compared to 0.3% the prior period. Within the period, energy prices declined 0.3% while food prices increased 1.6%.

The ISM Manufacturing Index ended 2018 on a relatively soft note at 54.1 as compared to the year ago level of 59.3. The ISM Non-Manufacturing Index was 57.6 at the end of the report period compared to 56.0 at the end of the prior report period, but below its November 2018 peak of 60.0. Total mortgage securities guaranteed by Fannie Mae and Freddie Mac represented 73% of the Fund as of December 31, 2018 as compared to 74% on December 31, 2017. Within the mortgage allocation, Fannie Mae and Freddie Mac guaranteed mortgage pools (MBS) comprised 11% with Collateralized Mortgage Obligations (CMO) comprising 62%. The average interest rate for the mortgage pools were 2.79% while the average interest rate for the CMO’s was 2.45%. US Treasury securities accounted for 5% of the portfolio with Small Business Administration securities accounting for 2%. Taxable municipal securities accounted for 20% of the portfolio and the average interest rate was 3.94%. Mortgage related securities within the fund had a total return of 1.7% compared to the Lipper US Government Mortgage Index return of 1.0%. Taxable municipal securities had a total return of 3.1% compared to the Lipper Intermediate Municipal Fund Index return of 1.1%.

Annual Report | December 31, 2018	11

Management’s Discussion of Fund Performance

WesMark Government Bond Fund	December 31, 2018 (Unaudited)

The WesMark Government Bond Fund provided a total return of 1.15% for the report period. The Lipper General US Government Fund Average return was -0.02% and the Barclay US Government/Credit Bond Index was -0.42% for the same period. The duration of the securities held in the fund was 5.0 years on December 31, 2018, compared to 5.1 years on December 31, 2017.

Entering 2018, expectations of increased Mortgage Backed Securities (MBS) supply, as the Federal Reserve began to reduce its $4.5 trillion balance sheet, dominated investor sentiment. Through the first three quarters of 2018 current coupon MBS spreads to the comparable US Treasury trended slightly upward. However, as interest rate volatility spiked in the fourth quarter, the spread widened and reached 98 basis points. Despite the widening of MBS spreads to the comparable US Treasury, MBS outperformed most fixed income asset classes during the year. MBS provided greater liquidity, a solid credit rating, and experienced strong foreign and domestic demand. As economic uncertainty developed in the fourth quarter and fundamental risks in credit sector assets increased, US Agency MBS provided strong relative performance. Within the report period, MBS had a positive return of 1.0%, outperforming investment grade corporate securities and high yield securities.

As the year came to a close and economic uncertainty and interest rate volatility increased, the short duration and high credit quality of the WesMark Government Bond fund enhanced its performance relative to its benchmark.

TOP 10 BOND HOLDINGS

Name	Rate	Maturity	% of Total Net Assets
U.S. Treasury Bond US TREASURY N/B T 7 5/8 02/15/25	7.625%	DUE 2/15/2025	4.5%
Government National Mortgage Association GNR 2016-154 UP GNR 2016-154 UP	3.000%	DUE 5/20/2045	2.8%
Government National Mortgage Association GNR 2014-25 PA GNR 2014-25 PA	2.250%	DUE 1/20/2044	2.2%
Government National Mortgage Association GNR 2016-77 MB GNR 2016-77 MB	2.000%	DUE 9/20/2045	2.2%
Fannie Mae REMICS FNR 2018-3 LD FNR 2018-3 LD	3.000%	DUE 8/25/2046	2.0%
Fannie Mae REMICS FNR 2017-89 PL FNR 2017-89 PL	3.000%	DUE 6/25/2043	2.0%
Government National Mortgage Association GNR 2005-26 ZA GNR 2005-26 ZA	5.500%	DUE 1/20/2035	1.9%
Freddie Mac REMICS FHR 4629 QG FHR 4629 QG	2.500%	DUE 11/15/2046	1.9%
Fannie Mae REMICS FNR 2012-134 AE FNR 2012-134 AE	1.750%	DUE 7/25/2040	1.8%
Fannie Mae REMICS FNR 2016-90 DA FNR 2016-90 DA	3.000%	DUE 8/25/2046	1.8%
Total Net Assets			23.1%

Also see Glossary of Terms on page 76.

Performance data quoted represents past performance which is no guarantee of future results.

An investment in the Funds involves risk, including loss of principal. Investment in the Funds is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

12	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2018 (Unaudited)	WesMark Government Bond Fund

GROWTH of $10,000 invested in WesMark Government Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Government Bond Fund (the “Fund”) from December 31, 2008 to December 31, 2018, compared to the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)**, the Lipper Intermediate U.S. Government Funds Average (“LIGFA”)***, and the Lipper General U.S. Government Funds Average (“LGUS”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2018

1 Year	5 Years	10 Years
1.15%	1.67%	1.94%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.00%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCIGCI, LIGFA and the LGUS have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**	The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. BCIGCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2018	13

Management’s Discussion of Fund Performance

WesMark West Virginia Municipal Bond Fund	December 31, 2018 (Unaudited)

The Tax Cuts and Jobs Act of 2017 (TCJA) set the stage for the municipal market in 2018. By eliminating the use of tax- free municipal bonds to advance refund outstanding debt, Congress effectively reduced new municipal issue supply. The TCJA also reduced demand for municipal tax- free debt due to the reduction in the corporate income tax rate from 35% to 21%, limiting the incentive for bank and insurance companies to own municipal bonds. New municipal debt issuance for 2018 was $329.2 billion, down 20% from the 2017 level of $411 billion. Advanced refunding issuance declined more than 50% for the year, as compared to 2017. In 2018, retail investors focused on the shorter end of the municipal yield curve with maturities of 10 years or less, while institutional demand was negative on the longer end of the municipal yield curve as institutional investors reduced holdings by $25 billion year-over-year.

West Virginia’s economy, after a period of decline, has returned to a period of economic growth driven by the energy markets and the contribution from natural gas and a stabilization of the coal industry. Employment increases in the service sectors have provided an offset to job losses in other industries resulting in a notable decline in the state’s unemployment rate. The state of West Virginia’s unemployment rate at the end of 2018 was 5.1%, a decline of 0.3% from the December 2017 unemployment rate of 5.4%.

West Virginia’s Gross Domestic Product has begun to increase. Natural gas markets benefit from an ongoing buildout of the pipeline network moving an abundance of natural gas and natural gas byproducts to markets where demand and pricing is stronger. Exports are an important part of West Virginia’s economy and are not limited to energy but include chemicals, machinery, and auto components, among others.

In 2018, there was limited issuance of West Virginia municipal securities, with three competitive issues and 26 negotiated transactions. In May 2018, the State of West Virginia sold two series of general obligation bonds for highways totaling approximately $632 million. This was the largest competitive sale for the state and the second largest sale on record. The negotiated calendar was heavily weighted towards health care with Cabell General Hospital issuing $240 million and the United Group, led by West Virginia University Medical Center, issuing $218 million. The West Virginia Parkway Authority issued $166 million.

In 2017, Moody’s Investors Service downgraded the State of West Virginia’s general obligation debt to Aa2 from Aa1. Within the current report period, the state took steps to improve its credit worthiness. For example, Moody’s Investor Service noted the state maintained a healthy liquidity position, which can provide financial flexibility to weather a slower than expected economic rebound. In addition, Standard and Poor’s noted that the state made progress in addressing its underfunded pension liabilities.

The Federal Reserve is three years into a tightening monetary policy cycle, making this the second longest tightening cycle in the last 50 years. The average tightening cycle over this time period has been approximately 15 months. Of the 12 previous US interest rate hike cycles since 1955, eight have resulted in a recession for the US economy. As 2018 progressed, the market questioned whether the Federal Reserve could normalize monetary policy without derailing domestic and international growth expectations.

Within the report period, as the Federal Reserve continued its policy of increasing short -term interest rates, the US Treasury yield curve flattened with short- term interest rates increasing more than longer term interest rates. The municipal bond yield curve did not flatten to the same degree as the US Treasury yield curve within the period, as individual investor demand for short maturity securities increased while institutional demand for longer dated maturities waned. The spread between the 2 year municipal bond and the 15 year municipal bond ended the report period at 79 basis points while the spread between the 2 year US Treasury and the 15 year US Treasury ended the period at 26 basis points. The ratio of the Thomson Reuters Municipal Market Data (MMD) AAA rated municipal yield compared to the comparable US Treasury yield is an industry barometer used to evaluate the relative value of AAA rated municipal securities compared to the comparable US Treasury. The 10 year MMD AAA rated municipal yield to the 10- year US Treasury yield ratio began the report period at 82% and ended the report period at 85%. The 2 year MMD AAA rated municipal yield to the 2- year US Treasury yield ratio began the period at 80% and ended the report period at 70%. Within the report period, as individual investors demand for short term municipal securities increased and institutional investors demand for longer dated municipal securities declined, shorter term municipal bonds performed well relative to longer term municipal bonds and appreciated in value relative to their US Treasury counterparts.

The WesMark West Virginia Municipal Bond Fund had a total return of 0.47% in 2018. The Fund’s benchmark, the Barclays Municipal Bond 5 year index total return was 1.69% for the report period and the Lipper Other States Municipal Debt Fund average was 0.68%. The duration of the fund was 4.1 years as of December 31, 2018, as compared to 4.5 years on December 31, 2017. The net investment income dividend (excluding capital gain distribution) was $0.21 per share for the report period compared to $0.21 per share for the prior report period. Approximately 97.63% of the dividend was derived from West Virginia Municipal Securities and was exempt from federal and state income tax for West Virginia residents. The portfolio did not contain any securities subject to Alternative Minimum Tax. At the end of the report period, 85% of the portfolio securities were BBB rated or higher with 5% rated AAA. The securities within the fund had an average maturity of 8.25 years, which exceeded the Barclay Municipal 5 Year Index. The funds longer average maturity structure limited its performance relative to the benchmark, as municipal credit spreads relative to US Treasuries widened to a greater degree on longer dated maturities.

14	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2018 (Unaudited)	WesMark West Virginia Municipal Bond Fund

TOP 10 BOND HOLDINGS

Name	% of Total Net Assets
Preston County Board of Education General Obligation Unlimited Bonds	3.2%
West Virginia Building Commission Lease Revenue Bonds (West Virginia Regional Jail)	2.8%
West Virginia Water Development Authority Infrastructure Revenue Bonds (West Virginia Infrastructure Jobs Program)	2.6%
West Virginia Building Commission Lease Revenue Bonds (West Virginia Regional Jail)	2.3%
West Virginia Higher Education Policy Commission Revenue Bonds (Higher Education Facilities)	1.7%
West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile & Public)	1.6%
Parkersburg, West Virginia, Waterworks & Sewer System Revenue Bonds	1.6%
Hampshire County, West Virginia, Building Commission Revenue Bonds	1.5%
West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building & Parking Lot)	1.5%
West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building)	1.5%
Total Net Assets	20.3%

Also see Glossary of Terms on page 76.

Performance data quoted represents past performance which is no guarantee of future results.

An investment in the Funds involves risk, including loss of principal. Investment in the Funds is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Annual Report | December 31, 2018	15

Management’s Discussion of Fund Performance

WesMark West Virginia Municipal Bond Fund	December 31, 2018 (Unaudited)

GROWTH of $10,000 invested in WesMark West Virginia Municipal Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark West Virginia Municipal Bond Fund (the “Fund”) from December 31, 2008 to December 31, 2018, compared to the Barclays Capital Municipal Bond 5 Year Total Return Index (“BCM5I”)** and the Lipper Intermediate Municipal Debt Funds Average (“LIMDFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2018

1 Year	5 Years	10 Years
0.47%	2.66%	3.47%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.08%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCM5I and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**	The BCM5I is an unmanaged market value weighted performance index for major municipal bonds of all quality ratings with an average maturity of approximately five years. BCM5I is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

16	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2018 (Unaudited)	WesMark Tactical Opportunity Fund

We began 2018 with an allocation to equity markets that was slightly below the upper end of our range. In addition, the fixed income allocation was slightly below our neutral allocation. Within the fixed income allocation we had a larger exposure to short-term and floating rate debt. Our view was that the Federal Reserve would continue to increase rates, particularly if employment trends persisted. Our equity holdings had larger allocations to more cyclical sectors, such as Consumer Discretionary and Information Technology sectors. Our reasoning was that the changes to corporate and personal tax rates would help boost domestic consumption. While optimistic, we were guarded given the strong run equity markets had, thus we wrote a number of call options on existing positions which has the effect of capping the gains in the securities in exchange for a premium payment from a counterparty. As equity markets suffered their largest decline in over a year in late January and early February, we added to our equity positions. We felt the selloff was not driven by changes in the underlying fundamentals. At such time we felt that domestic economic growth would likely accelerate in the following quarters and a number of our leading economic indicators were pointing to improving economic conditions. As equity markets recovered a number of our equity positions subject to written call options were called away. As a result, we saw our cash position increase.

As we began the second quarter, we felt that higher quality names would benefit from the expected economic and market conditions. In addition, some of our work in the alternative investment space brought to our attention the CBOE PutWrite Index. Over a thirty year period, this index has generated slightly higher annualized returns with lower standard deviations, relative to other equity and covered call portfolios. Also, our view was for equity market volatility to be more in line with historical averages, rather than what was experienced in 2017. As a result, we sought ways to reduce our volatility while maintaining our equity market exposure. Thus, we build a position in an ETF that tracks the above mentioned Index.

Our strategy held for most of the second and third quarters. However, as equity markets recovered and the number of economic headwinds increased, we moved to be more in line with our neutral weights. The equity holdings also shifted to income more defensive sectors like Health Care and Consumer Staples and value focused holdings. In addition, we used a number of written call options to help hedge our holdings. Within our fixed income holdings we increased the duration to be more in line with the overall benchmark, as rates moved closer to 3%. We still maintained a sizable position in floating rate bonds, as the Federal Reserve continued to suggest they would increase short term rates in upcoming meetings.

Equity markets reached their near-term peak toward the end of the third quarter. At that point the ongoing rhetoric regarding trade and tariffs with China, concerns regarding slowing economic and earnings growth lead many investors to reassess their risk tolerance. However, based on our view of economic conditions we remained steadfast in our allocations. The equity position in the Fund remained at our neutral target, with modest international exposure and domestic holdings that were more defensive. Within our alternative strategies we held our PutWrite holding, a Long/Short equity position and a smaller allocation to gold. With fixed yields closer to 3.2%, our floating rate allocation performed well, but we were slightly early on intermediate duration bonds. Returns on a year-to-date basis were positive, and we remained well above our Lipper category average return. However, equity markets dropped in October as trade and tariff issues accelerated. Markets recovered modestly in November as there was a temporary stay in increased tariffs. In the interim, we used the cash to increase equites that declined. Within fixed income we closed out our floating rate allocation, instead adding to fixed rate, intermediate term duration holdings. It was our belief that the Federal Reserve would soon paused its path of rate hikes.

As we closed out 2018, we slightly increased our fixed income holdings and remained slightly above the neutral target. Our equity allocation remained primarily domestic focused with a preference for quality, value and defensive positions. Cash remained a little higher, as we remained focused on using pullbacks to add to holdings.

Since the Fund’s inception, March 1, 2017, the WesMark Tactical Opportunity Fund posted a total return of 2.7%. That compared to the MSCI All World Index of 6.4% and the U.S. BarCap Aggregate Bond Index of 3.2% for same period. Since inception period, our Tactical Composite Index, consisting of 60% MSCI All World Index, 30% U.S. BarCap Aggregate Bond Index and 10% HFRI Fund of Funds Composite Index posted a return of 4.9%. For 2018, the WesMark Tactical Opportunity Fund return was -5.2%, compared to the Lipper Flexible Portfolio category’s return of -7.23%.

For the year, several of our industry specific holdings posted solid returns. Our decision to focus on global technology and internet-focuses holdings, iShares Global Technology ETF (+27.1%) and First Trust Dow Jones Internet Index ETF (+27.2%) helped performance during the period. The S&P 500 Health Care Index was one of the best performing sectors for the year. As a result, our iShares US Medical Devices ETF (+15.4%) and the SPDR Health Care ETF (+4.1%) helped performance for the year. The majority of our holdings that posted positive returns for 2018 were in the fixed income and non-traditional asset classes. As the yields on the 10-year Treasury moved closer to 3%, we modified our fixed income allocation to include more intermediate duration holdings. The Vanguard Total Bond Market ETF rose 1.9% during our holding period. Our positions in the U.S. dollar and gold related products also added to our returns for the year, while the diversified commodity ETF gained 5.8% for the holding period. Several of our largest underperforming holdings were offset by options written on the positions or used to offset gains.

Our top ten holdings accounted for 82.1% of the overall market value of the Fund. The average performance for these holdings were mixed for 2018, with four of the top ten posting positive returns.

Annual Report | December 31, 2018	17

Management’s Discussion of Fund Performance

WesMark Tactical Opportunity Fund	December 31, 2018 (Unaudited)

TOP 10 EQUITY HOLDINGS

Security Name	% of Total Net Assets
SPDR® S&P 500® ETF Trust	17.3%
Vanguard® Total Bond Market ETF	16.8%
Vanguard® Mega Cap Value ETF	12.0%
iShares® Floating Rate Bond ETF	10.6%
iShares® Core U.S. Aggregate Bond ETF	5.4%
iShares® Edge MSCI USA Quality Factor ETF	4.9%
Health Care Select Sector SPDR® Fund	4.6%
Consumer Staples Select Sector SPDR Fund	4.6%
SPDR® Gold Shares	3.0%
iShares® Russell 2000® ETF	2.9%
Total Net Assets	82.1%

Also see Glossary of Terms on page 76.

Performance data quoted represents past performance which is no guarantee of future results.

An investment in the Funds involves risk, including loss of principal. Investment in the Funds is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

18	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2018 (Unaudited)	WesMark Tactical Opportunity Fund

GROWTH of $10,000 invested in WesMark Tactical Opportunity Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Tactical Opportunity Fund (the “Fund”) from March 1, 2017 to December 31, 2018, compared to the Tactical Composite Index (“Composite”)**, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”)***, and the Barclays US Aggregate Index (“US BarCap Agg”).****

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2018

1 Year	Since Inception (3/1/17)
-5.20%	1.46%

Total Annual Fund Operating Expense (as of most current Prospectus): 2.24%

Total Annual Fund Operating Expense After Fee Waiver (as of most current Prospectus): 2.01%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Composite, the MSCI ACWI and the US BarCap Agg have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**	The Tactical Composite Index is comprised of a combination of 60% MSCI ACWI, 30% Barclays US Aggregate Index and 10% HFRI Fund^ of Funds Composite Index.

***	The MSCI ACWI is a market capitalization weighted index designed to provide a broad measure of equity market performance throughout the world and is comprised of stocks from both developed and emerging markets.

****	The US BarCap Agg measures the performance of the U.S. investment grade bond market.

^	The Hedge Fund Research, Inc. (HFRI) Fund of Funds Composite Index is an equal weighted index that consists of over 800 constituent hedge funds, including both domestic and offshore funds.

Annual Report | December 31, 2018	19

Portfolio of Investments Summary Table

WesMark Small Company Growth Fund	December 31, 2018 (Unaudited)

At December 31, 2018, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	96.2%
SHORT TERM INVESTMENTS(2)	0.2%
OTHER ASSETS AND LIABILITIES - NET(3)	3.6%
TOTAL NET ASSETS	100.0%

At December 31, 2018, the Fund's Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets
Health Care	23.7%
Industrials	23.8%
Information Technology	22.8%
Financials	13.2%
Consumer Discretionary	8.6%
Consumer Staples	1.9%
Materials	1.1%
Energy	1.1%
Equity Portfolio Sub-Total	96.2%
Short Term Investments(2)	0.2%
Other Assets and Liabilities - Net(3)	3.6%
Total Net Assets	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2)	Short Term Investments include investment in a money market mutual fund.

(3)	Assets, other than investments in securities, less liabilities.

(4)	Securities are assigned to a sector classification by the Fund's advisor.

20	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2018	WesMark Small Company Growth Fund

Shares/Principal Amount		Value
COMMON STOCKS-96.2%
CONSUMER DISCRETIONARY-8.6%
	Apparel Retail-2.6%
40,000	Foot Locker, Inc.	$2,128,000

	Automotive Retail-1.8%
18,767	Lithia Motors, Inc., Class A	1,432,485

	Education Services-2.0%
58,608	Chegg, Inc.(1)	1,665,639

	Home Furnishing & Retail-1.0%
26,919	Sleep Number Corp.(1)	854,140

	Specialized Consumer Services-0.7%
14,228	Weight Watchers International, Inc.(1)	548,489

	Specialty Stores-0.5%
27,959	Michaels Cos., Inc.(1)	378,565

TOTAL CONSUMER DISCRETIONARY		7,007,318

CONSUMER STAPLES-1.9%
	Packaged Foods & Meats-1.9%
23,989	Freshpet, Inc.(1)	771,486
42,968	Simply Good Foods Co.(1)	812,095
		1,583,581
TOTAL CONSUMER STAPLES		1,583,581

ENERGY-1.1%
	Oil & Gas Exploration & Production-1.1%
45,575	EQT Corp.	860,912

TOTAL ENERGY		860,912

FINANCIALS-13.2%
	Asset Management & Custody Banks-0.8%
61,132	Victory Capital Holdings, Inc., Class A(1)	624,769

	Insurance Brokers-0.7%
22,116	Health Insurance Innovations, Inc., Class A(1)	591,161

	Investment Banking & Brokerage-2.3%
45,541	Stifel Financial Corp.	1,886,308

Shares/Principal Amount		Value
	Life & Health Insurance-1.1%
34,337	Trupanion, Inc.(1)	$874,220

	Regional Banks-8.3%
23,345	BancorpSouth Bank	610,238
16,169	Banner Corp.	864,718
29,682	Cadence BanCorp	498,064
29,614	CenterState Bank Corp.	623,079
33,762	First Bancorp/Southern Pines, NC	1,102,667
20,474	Franklin Financial Network, Inc.(1)	539,899
34,078	Fulton Financial Corp.	527,527
52,504	Old National Bancorp	808,562
9,400	Pinnacle Financial Partners, Inc.	433,340
28,160	Trustmark Corp.	800,589
		6,808,683
TOTAL FINANCIALS		10,785,141

HEALTH CARE-23.7%
	Biotechnology-0.7%
23,517	CareDx, Inc.(1)	591,217

	Health Care Equipment-5.7%
33,228	Hill-Rom Holdings, Inc.	2,942,339
29,846	Integra LifeSciences Holdings Corp.(1)	1,346,055
28,010	Misonix, Inc.(1)	448,440
		4,736,834
	Health Care Supplies-1.9%
22,218	Neogen Corp.(1)	1,266,426
121,156	Senseonics Holdings, Inc.(1)	313,794
		1,580,220
	Health Care Technology-8.5%
331,486	Allscripts Healthcare Solutions, Inc.(1)	3,195,525
9,160	athenahealth, Inc.(1)	1,208,479
14,599	Teladoc Health, Inc.(1)	723,672
46,063	Vocera Communications, Inc.(1)	1,812,579
		6,940,255
	Life Sciences Tools & Services-6.9%
14,284	Charles River Laboratories International, Inc.(1)	1,616,663
13,595	ICON PLC(1)	1,756,610
55,062	Syneos Health, Inc.(1)	2,166,690
		5,539,963
TOTAL HEALTH CARE		19,388,489

Annual Report | December 31, 2018	21

Portfolio of Investments

WesMark Small Company Growth Fund	December 31, 2018

Shares/Principal Amount		Value
INDUSTRIALS-23.8%
	Aerospace & Defense-7.2%
62,330	Hexcel Corp.	$3,574,002
29,246	Moog, Inc., Class A	2,265,980
		5,839,982
	Air Freight & Logistics-1.7%
32,120	Atlas Air Worldwide Holdings, Inc.(1)	1,355,143

	Airlines-1.8%
14,650	Allegiant Travel Co.	1,468,223

	Building Products-5.7%
44,987	AAON, Inc.	1,577,244
14,065	Lennox International, Inc.	3,078,266
		4,655,510
	Construction & Engineering-4.1%
109,810	Quanta Services, Inc.	3,305,281

	Heavy Electrical Equipment-0.8%
26,175	TPI Composites, Inc.(1)	643,382

	Trading Companies & Distributors-1.4%
11,414	United Rentals, Inc.(1)	1,170,277

	Trucking-1.1%
18,411	Ryder System, Inc.	886,490

TOTAL INDUSTRIALS		19,324,288

INFORMATION TECHNOLOGY-22.8%
	Application Software-2.8%
106,869	Hortonworks, Inc.(1)	1,541,051
37,716	LivePerson, Inc.(1)	711,324
		2,252,375
	Data Processing & Outsourced Services-2.1%
71,206	I3 Verticals, Inc., Class A(1)	1,716,065

	Electronic Equipment & Instruments-1.6%
17,549	OSI Systems, Inc.(1)	1,286,342

	Internet Software & Services-0.9%
67,622	Quotient Technology, Inc.(1)	722,203

	Semiconductors-4.7%
78,985	Integrated Device Technology, Inc.(1)	3,825,244

Shares/Principal Amount		Value
	Systems Software-6.3%
74,010	FireEye, Inc.(1)	$1,199,702
7,336	Proofpoint, Inc.(1)	614,830
14,993	Qualys, Inc.(1)	1,120,577
28,401	Rapid7, Inc.(1)	884,975
5,923	Tableau Software, Inc., Class A(1)	710,760
11,220	Varonis Systems, Inc.(1)	593,538
		5,124,382
	Technology Distributors-0.9%
9,232	SYNNEX Corp.	746,315

	Technology Hardware, Storage & Peripherals-3.5%
175,634	Pure Storage, Inc., Class A(1)	2,824,195

TOTAL INFORMATION TECHNOLOGY		18,497,121

MATERIALS-1.1%
	Forest Products-1.1%
40,500	Louisiana-Pacific Corp.	899,910

TOTAL MATERIALS		899,910

TOTAL COMMON STOCKS
(Cost 59,219,492)		78,346,760

SHORT TERM INVESTMENTS-0.2%
	Mutual Funds-0.2%
138,321	Federated Government Obligations Fund 7-Day Yield 2.264% (at net asset value)	138,321

TOTAL SHORT TERM INVESTMENTS
(Cost $138,321)		138,321

TOTAL INVESTMENTS-96.4%
(Cost $59,357,813)		78,485,081
OTHER ASSETS AND LIABILITIES-NET(2)-3.6%		2,953,624
NET ASSETS-100.0%		$81,438,705

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note -	The categories of investments are shown as a percentage of net assets at December 31, 2018.

See Notes to Financial Statements which are an integral part of the Financial Statements.

22	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2018 (Unaudited)	WesMark Growth Fund

At December 31, 2018, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	87.4%
EXCHANGE TRADED FUNDS	4.6%
SHORT TERM INVESTMENTS(2)	4.1%
OTHER ASSETS AND LIABILITIES - NET(3)	3.9%
TOTAL NET ASSETS	100.0%

At December 31, 2018, the Fund's Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets
Information Technology	26.4%
Health Care	22.3%
Consumer Discretionary	13.9%
Financials	10.7%
Industrials	9.4%
U.S. Sector Focused Equity	3.1%
Consumer Staples	3.1%
Materials	1.6%
Exchange Traded Funds	1.5%
Equity Portfolio Sub-Total	92.0%
Short Term Investments(2)	4.1%
Other Assets and Liabilities - Net(3)	3.9%
Total Net Assets	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.
(4)	Securities are assigned to a sector classification by the Fund's advisor.

Annual Report | December 31, 2018	23

Portfolio of Investments

WesMark Growth Fund	December 31, 2018

Shares/Principal Amount		Value
COMMON STOCKS-87.4%
CONSUMER DISCRETIONARY-13.9%
	Apparel Retail-1.1%
20,000	Burlington Stores, Inc.(1)	$3,253,400

	General Merchandise Stores-2.2%
69,000	Dollar Tree, Inc.(1)	6,232,080

	Home Improvement Retail-2.0%
34,000	Home Depot, Inc.	5,841,880

	Internet & Direct Marketing Retail-5.4%
10,250	Amazon.com, Inc.(1)	15,395,192

	Movies & Entertainment-2.3%
60,000	Walt Disney Co.	6,579,000

	Restaurants-0.9%
50,000	Restaurant Brands International, Inc.	2,615,000

TOTAL CONSUMER DISCRETIONARY		39,916,552

CONSUMER STAPLES-3.1%
	Distillers & Vintners-2.0%
36,000	Constellation Brands, Inc., Class A	5,789,520

	Packaged Foods & Meats-1.1%
75,000	Mondelez International, Inc., Class A	3,002,250

TOTAL CONSUMER STAPLES		8,791,770

FINANCIALS -10.7%
	Asset Management & Custody Banks-2.3%
16,450	BlackRock, Inc.	6,461,889

	Consumer Finance-1.0%
39,700	Capital One Financial Corp.	3,000,923

	Diversified Banks-2.0%
125,000	Wells Fargo & Co.	5,760,000

	Investment Banking & Brokerage-1.4%
100,000	Morgan Stanley	3,965,000
Shares/Principal Amount		Value
	Property & Casualty Insurance-2.0%
44,000	Chubb, Ltd.	$5,683,920

	Regional Banks-2.0%
130,000	BB&T Corp.	5,631,600

TOTAL FINANCIALS		30,503,332

HEALTH CARE-22.3%
	Biotechnology-3.2%
35,000	Amgen, Inc.	6,813,450
36,000	Celgene Corp.(1)	2,307,240
		9,120,690
	Health Care Equipment-2.8%
110,000	Abbott Laboratories	7,956,300

	Life Sciences Tools & Services-4.1%
62,500	Iqvia Holdings, Inc.(1)	7,260,625
21,000	Thermo Fisher Scientific, Inc.	4,699,590
		11,960,215
	Managed Health Care-4.3%
50,000	UnitedHealth Group, Inc.	12,456,000

	Pharmaceuticals-7.9%
130,000	Elanco Animal Health, Inc.(1)	4,098,900
28,250	Johnson & Johnson	3,645,663
57,000	Merck & Co., Inc.	4,355,370
125,000	Zoetis, Inc.	10,692,500
		22,792,433
TOTAL HEALTH CARE		64,285,638

INDUSTRIALS-9.4%
	Aerospace & Defense-6.1%
17,100	Boeing Co.	5,514,750
58,400	Raytheon Co.	8,955,640
42,500	Spirit AeroSystems Holdings, Inc., Class A	3,063,825
		17,534,215
	Air Freight & Logistics-2.1%
38,000	FedEx Corp.	6,130,540

	Industrial Conglomerates-1.2%
25,000	Honeywell International, Inc.	3,303,000

TOTAL INDUSTRIALS		26,967,755

24	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2018	WesMark Growth Fund

Shares/Principal Amount		Value
INFORMATION TECHNOLOGY-26.4%
	Application Software-5.6%
20,000	Adobe Systems, Inc.(1)	$4,524,800
63,000	salesforce.com, Inc.(1)	8,629,110
30,000	SAP SE, Sponsored ADR	2,986,500
		16,140,410
	Communications Equipment-3.8%
70,000	Apple, Inc.	11,041,800

	Data Processing & Outsourced Services-5.7%
38,600	Mastercard, Inc., Class A	7,281,890
42,000	PayPal Holdings, Inc.(1)	3,531,780
75,000	Worldpay, Inc., Class A(1)	5,732,250
		16,545,920
	Internet Software & Services-4.8%
6,000	Alphabet, Inc., Class A(1)	6,269,760
3,016	Alphabet, Inc., Class C(1)	3,123,400
33,500	Facebook, Inc., Class A(1)	4,391,515
		13,784,675
	Semiconductors-2.8%
31,211	Broadcom, Ltd.	7,936,333

	Systems Software-3.7%
50,000	Microsoft Corp.	5,078,500
123,000	Oracle Corp.	5,553,450
		10,631,950
TOTAL INFORMATION TECHNOLOGY		76,081,088

MATERIALS-1.6%
	Specialty Chemicals-1.6%
45,000	PPG Industries, Inc.	4,600,350

TOTAL MATERIALS		4,600,350

TOTAL COMMON STOCKS
(Cost 140,826,045)		251,146,485

EXCHANGE TRADED FUNDS-4.6%
36,000	SPDR® S&P 500® ETF Trust	8,997,120
161,500	SPDR® S&P® Oil & Gas Exploration & Production ETF	4,284,595

TOTAL EXCHANGE TRADED FUNDS
(Cost $15,622,311)		13,281,715
Shares/Principal Amount		Value
SHORT TERM INVESTMENTS-4.1%
	Mutual Funds-4.1%
11,803,812	Federated Government Obligations Fund 7-Day Yield 2.264% (at net asset value)	$11,803,812

TOTAL SHORT TERM INVESTMENTS
(Cost $11,803,812)		11,803,812

TOTAL INVESTMENTS-96.1%
(Cost $168,252,168)		276,232,012
OTHER ASSETS AND LIABILITIES-NET(2)-3.9%		11,208,772
NET ASSETS-100.0%		$287,440,784

(1)	Non-income producing security.

(2)	Assets, other than investments in securities, less liabilities.

Note -	The categories of investments are shown as a percentage of net assets at December 31, 2018.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2018	25

Portfolio of Investments Summary Table

WesMark Balanced Fund	December 31, 2018 (Unaudited)

At December 31, 2018, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	54.2%
CORPORATE BONDS	16.2%
U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES	7.7%
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS	6.7%
TAXABLE MUNICIPAL BONDS	4.9%
U.S. GOVERNMENT AGENCY SECURITIES	2.4%
FIXED INCOME PORTFOLIO SUB-TOTAL	37.9%
SHORT TERM INVESTMENTS(2)	1.9%
OTHER ASSETS AND LIABILITIES - NET(3)	6.0%
TOTAL NET ASSETS	100.0%

At December 31, 2018, the Fund's Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets
Health Care	10.4%
Information Technology	10.3%
Financials	8.1%
Industrials	7.0%
Energy	6.1%
Consumer Staples	5.4%
Utilities	2.0%
Materials	1.9%
Real Estate	1.9%
Telecommunication Services	1.1%
Equity Portfolio Sub-Total	54.2%
U.S. Government Agencies (Combined)	16.8%
Corporate Bonds	16.2%
Taxable Municipal Bonds	4.9%
Fixed Income Portfolio Sub-Total	37.9%
Short Term Investments(2)	1.9%
Other Assets and Liabilities - Net(3)	6.0%
Total Net Assets	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, including written options, less liabilities.
(4)	Securities are assigned to a sector classification by the Fund's advisor.

26	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2018	WesMark Balanced Fund

Shares/Principal Amount		Value
COMMON STOCKS-54.2%
CONSUMER STAPLES-5.4%
	Household Products-1.2%
13,500	Procter & Gamble Co.	$1,240,920

	Hypermarkets & Super Centers-1.1%
12,000	Wal-Mart Stores, Inc.	1,117,800

	Soft Drinks-2.6%
20,000	Coca-Cola Co.	947,000
16,000	PepsiCo, Inc.	1,767,680
		2,714,680
	Tobacco-0.5%
10,000	Altria Group, Inc.	493,900

TOTAL CONSUMER STAPLES		5,567,300

ENERGY-6.1%
	Integrated Oil & Gas-3.8%
19,100	Chevron Corp.	2,077,889
35,000	TOTAL SA Sponsored ADR	1,826,300
		3,904,189
	Oil & Gas Refining & Marketing-1.0%
13,000	Valero Energy Corp.	974,610

	Oil & Gas Storage & Transportation-1.3%
84,000	Kinder Morgan, Inc.	1,291,920

TOTAL ENERGY		6,170,719

FINANCIALS-8.1%
	Consumer Finance-2.0%
35,000	Discover Financial Services	2,064,300

	Diversified Banks-2.5%
10,000	JPMorgan Chase & Co.	976,200
34,000	US Bancorp	1,553,800
		2,530,000
	Property & Casualty Insurance-1.6%
13,000	Chubb, Ltd.	1,679,340

	Regional Banks-2.0%
25,000	BB&T Corp.	1,083,000
8,000	PNC Financial Services Group, Inc.	935,280
		2,018,280
TOTAL FINANCIALS		8,291,920
Shares/Principal Amount		Value
HEALTH CARE-10.4%
	Biotechnology-4.1%
25,000	AbbVie, Inc.	$2,304,750
9,500	Amgen, Inc.	1,849,365
		4,154,115
	Health Care Equipment-1.8%
20,000	Medtronic PLC	1,819,200

	Pharmaceuticals-4.5%
25,000	Merck & Co., Inc.	1,910,250
60,000	Pfizer, Inc.	2,619,000
		4,529,250
TOTAL HEALTH CARE		10,502,565

INDUSTRIALS-7.0%
	Aerospace & Defense-3.0%
3,000	Boeing Co.	967,500
6,000	Lockheed Martin Corp.	1,571,040
4,500	United Technologies Corp.	479,160
		3,017,700
	Airlines-0.5%
10,000	Delta Air Lines, Inc.	499,000

	Construction Machinery & Heavy Equipment-1.0%
7,800	Caterpillar, Inc.	991,146

	Industrial Conglomerates-2.5%
9,000	3M Co.	1,714,860
6,000	Honeywell International, Inc.	792,720
		2,507,580
TOTAL INDUSTRIALS		7,015,426

INFORMATION TECHNOLOGY-10.3%
	Communications Equipment-6.1%
26,000	Apple, Inc.	4,101,240
50,000	Cisco Systems, Inc.	2,166,500
		6,267,740
	IT Consulting & Other Services-1.2%
23,000	Leidos Holdings, Inc.	1,212,560

	Semiconductors-3.0%
85,000	Cypress Semiconductor Corp.	1,081,200
20,000	Texas Instruments, Inc.	1,890,000
		2,971,200
TOTAL INFORMATION TECHNOLOGY		10,451,500

Annual Report | December 31, 2018	27

Portfolio of Investments

WesMark Balanced Fund	December 31, 2018

Shares/Principal Amount		Value
MATERIALS-1.9%
	Chemicals-1.9%
36,666	DowDuPont, Inc.	$1,960,898

TOTAL MATERIALS		1,960,898

REAL ESTATE-1.9%
	Industrial REITS-0.8%
13,000	Prologis, Inc. REIT	763,360

	Specialized REITS-1.1%
10,800	Digital Realty Trust, Inc. REIT	1,150,740

TOTAL REAL ESTATE		1,914,100

TELECOMMUNICATION SERVICES-1.1%
	Integrated Telecommunication Services-1.1%
20,000	Verizon Communications, Inc.	1,124,400

TOTAL TELECOMMUNICATION SERVICES		1,124,400

UTILITIES-2.0%
	Electric Utilities-1.1%
13,025	Duke Energy Corp.	1,124,057

	Multi-Utilities-0.9%
13,250	Dominion Energy, Inc.	946,845

TOTAL UTILITIES		2,070,902

TOTAL COMMON STOCKS
(Cost 40,356,823)		55,069,730

CORPORATE BONDS-16.2%
	Banks-1.0%
$1,000,000	Wells Fargo & Co., Subordinated Notes, 3.450%, 2/13/2023	979,890

	Communications Equipment-1.0%
1,000,000	Apple, Inc., 3M US L + 1.13%, 2/23/2021(1)	1,015,664

	Consumer Finance-0.5%
500,000	Capital One Financial Corp., 3M US L + 0.95%, 3/9/2022(1)	492,140
Shares/Principal Amount		Value
	Diversified Chemicals-0.9%
$1,000,000	Dow Chemical Co., Sr. Unsecured Notes, 3.000%, 11/15/2022	$970,815

	Industrial Gases-0.8%
835,000	Air Products & Chemicals, Inc., Sr. Unsecured Notes, 3.350%, 7/31/2024	840,966

	Integrated Telecommunication Services-1.9%
1,000,000	AT&T, Inc., Sr. Unsecured Notes, 3.950%, 1/15/2025	979,559
1,000,000	Verizon Communications, Inc., Sr. Unsecured Notes, 3M US L + 1.00%, 3/16/2022(1)	1,001,541
		1,981,100
	Internet Software & Services-1.9%
2,000,000	Ebay, Inc., Sr. Unsecured Notes, 3M US L + 0.87%, 1/30/2023(1)	1,982,873

	Investment Banking & Brokerage-1.0%
1,000,000	Goldman Sachs Group, Inc., Sr. Unsecured Notes, 3M US L + 1.60%, 11/29/2023(1)	991,667

	Life Sciences Tools & Services-0.5%
500,000	Agilent Technologies, Inc., Sr. Unsecured Notes, 3.200%, 10/1/2022	494,368

	Oil & Gas Exploration & Production -0.5%
500,000	Devon Energy Corp., Sr. Unsecured Notes, 3.250%, 5/15/2022	487,586

	Packaged Foods & Meats-0.5%
500,000	Kraft Heinz Foods Co., Sr. Unsecured Notes, 3.125%, 9/12/2021	489,099

	Pharmaceuticals-1.5%
500,000	Pfizer, Inc., Sr. Unsecured Notes, 3.400%, 5/15/2024	503,846

28	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2018	WesMark Balanced Fund

Shares/Principal Amount		Value
$1,000,000	Zoetis, Inc., Sr. Unsecured Notes, 3.250%, 2/1/2023	$984,484
		1,488,330
	Real Estate-0.7%
750,000	Simon Property Group LP, Sr. Unsecured Notes, 2.750%, 2/1/2023	727,399

	Regional Banks-2.4%
500,000	PNC Bank NA, Subordinated Notes, 2.950%, 1/30/2023	487,209
1,000,000	PNC Bank NA, Sr. Unsecured Notes, 3M US L + 0.50%, 7/27/2022(1)	990,485
1,000,000	PNC Bank NA, Sr. Unsecured Notes, 3.250%, 6/1/2025	971,722
		2,449,416
	Software & Services-1.1%
400,000	Autodesk, Inc., Sr. Unsecured Notes, 3.600%, 12/15/2022	396,937
750,000	Oracle Corp., Sr. Unsecured Notes, 3.400%, 7/8/2024	749,013
		1,145,950
TOTAL CORPORATE BONDS
(Cost $16,874,664)		16,537,263

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS-6.7%
	Agency Collat PAC CMO-2.0%
1,983,600	Series 2018-126, Class DA, 3.500%, 1/20/2048	2,016,959

	Federal Home Loan Mortgage Corp.-1.6%
675,725	Series 2015-4517, Class PC, 2.500%, 5/15/2044	658,868
968,607	Series 2017-4665, Class JA, 4.000%, 12/15/2042	986,759
		1,645,627

	Federal National Mortgage Association-2.1%
701,403	Series 2003-39, Class JC, 4.000%, 5/25/2033, REMIC	725,222
232,096	Series 2012-100, Class NA, 2.000%, 11/25/2041, REMIC	226,383
Shares/Principal Amount		Value
$475,757	Series 2012-54, Class WA, 3.000%, 4/25/2032, REMIC	$475,415
463,401	Series 2013-72, Class HG, 3.000%, 4/25/2033, REMIC	463,520
293,985	Series 2013-9, Class KB, 2.500%, 12/25/2042, REMIC	286,702
		2,177,242

	Government National Mortgage Association-1.0%
409,333	Series 2012-84, Class TA, 2.500%, 3/20/2042	397,124
624,097	Series 2013-88, Class LV, 2.500%, 9/16/2026	616,847
		1,013,971

TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $6,934,907)		6,853,799

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES-7.7%
	Commercial Mortgage-Backed Securities-2.0%
1,500,000	Series 2015-UBS8, Class A4, 3.809%, 11/15/2025	1,526,178
500,000	Series 2012-C3, Class A4, 3.091%, 9/10/2022	499,104
		2,025,282
	Federal Home Loan Mortgage Corp.-0.7%
255,142	Pool G18527, 3.000%, 10/1/2029	255,461
431,000	3.100%, 3/29/2023	431,152
		686,613
	Federal National Mortgage Association-1.4%
442,946	Pool AM3301, 2.350%, 5/1/2023	436,310
383,202	Pool MA1449, 3.000%, 5/1/2028	384,290
651,371	Pool AM6756, 3.570%, 10/1/2029	666,425
		1,487,025
	FGLMC Collateral-1.9%
1,894,149	3.500%, 9/1/2033	1,918,137

	Small Business Administration Pools-1.7%
971,079	PRIME - 2.50%, 1/25/2042(1)	974,277

Annual Report | December 31, 2018	29

Portfolio of Investments

WesMark Balanced Fund	December 31, 2018

Shares/Principal Amount		Value
$794,569	PRIME - 2.60%, 7/25/2042(1)	$794,072
		1,768,349
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES
(Cost $7,904,578)		7,885,406

U.S. GOVERNMENT AGENCY SECURITIES-2.4%
	Federal Farm Credit Banks-1.9%
2,000,000	2.450%, 11/29/2023	1,966,500

	Federal Home Loan Banks-0.5%
450,000	5.250%, 6/10/2022	489,275

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $2,447,374)		2,455,775

TAXABLE MUNICIPAL BONDS-4.9%
	Alaska-0.5%
500,000	City of Anchorage, Build America General Obligation Unlimited Bonds, 5.368%, 4/1/2026	516,955

	Colorado-0.1%
135,000	Colorado State Housing and Finance Authority Revenue Bonds, Series A-1, 3.900%, 10/1/2032	135,567

	Florida-0.8%
305,000	Florida Department of Management Services, Build America Revenue Bonds, 6.825%, 8/1/2029	312,079
425,000	Jacksonville Electric Authority, Bulk Power Supply System, Build America Revenue Bonds, 5.450%, 10/1/2025	480,148
		792,227
	Illinois-0.2%
200,000	City of Lake Forest, Build America General Obligation Unlimited Bonds, Series C, 4.750%, 12/15/2022	200,348
Shares/Principal Amount		Value
	Michigan-0.3%
$270,000	Belding Area Schools, General Obligation Unlimited Bonds, 6.700%, 5/1/2027	$285,042

	Ohio-0.7%
630,000	Ohio State Water Development Authority, Build America Revenue Bonds, 4.042%, 12/1/2023	660,051

	Pennsylvania-1.3%
500,000	Albert Gallatin Area School District, Build America General Obligation Unlimited Bonds, 6.080%, 9/1/2025	529,220
250,000	Pittsburgh and Allegheny County, Pennsylvania, Sports and Exhibition Authority Revenue Bonds, 4.271%, 12/15/2027	255,540
500,000	State Public School Building Authority, Revenue Bonds, 5.000%, 9/15/2027	548,725
		1,333,485
	Virginia-0.5%
500,000	Virginia Public Building Authority, Build America Revenue Bonds, 5.500%, 8/1/2027	518,110

	Wisconsin-0.5%
500,000	State of Wisconsin Transportation Authority Revenue Bonds, 5.500%, 7/1/2026	518,995

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $4,761,895)		4,960,780

SHORT TERM INVESTMENTS-1.9%
	Mutual Funds-1.9%
1,975,097	Federated Government Obligations Fund 7-Day Yield 2.264% (at net asset value)	1,975,097

TOTAL SHORT TERM INVESTMENTS
(Cost $1,975,097)		1,975,097

30	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2018	WesMark Balanced Fund

Shares/Principal Amount	Value
TOTAL INVESTMENTS-94.0%
(Cost $81,255,338)	$95,737,850
OTHER ASSETS AND LIABILITIES-NET(2)-6.0%	6,154,901
NET ASSETS-100.0%	$101,892,751

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of December 31, 2018 was 2.40% PRIME - US Prime Rate as of December 31, 2018 was 5.00%

(1)	Floating or variable rate security. The reference rate is described above. The Rate in effect as of December 31, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date.

(2)	Assets, other than investments in securities, less liabilities.

Note -	The categories of investments are shown as a percentage of net assets at December 31, 2018.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2018	31

Portfolio of Investments Summary Table

WesMark Government Bond Fund	December 31, 2018 (Unaudited)

At December 31, 2018, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS	65.1%
TAXABLE MUNICIPAL BONDS	19.9%
U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES	11.2%
U.S. TREASURY BONDS	4.5%
NON-TAXABLE MUNICIPAL BONDS	0.6%
FIXED INCOME PORTFOLIO SUB-TOTAL	101.3%
SHORT TERM INVESTMENTS(2)	0.8%
OTHER ASSETS AND LIABILITIES - NET(3)	-2.1%
TOTAL NET ASSETS	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2)	Short Term Investments include investment in a money market mutual fund.

(3)	Assets, other than investments in securities, less liabilities.

32	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2018	WesMark Government Bond Fund

Shares/Principal Amount		Value
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS-65.1%
	Agency Collat CMO-1.3%
$2,941,527	Series 2012-273, Class 40, 4.000%, 8/15/2042	$3,023,278

	Agency Collat PAC CMO-2.2%
5,210,938	Series 2014-25, Class PA, 2.250%, 1/20/2044	5,090,208

	Federal Home Loan Mortgage Corp.-20.9%
1,561,564	Series 2012-276, Class 25, 2.500%, 9/15/2042	1,494,752
1,126,322	Series 2011-3905, Class MP, 2.000%, 3/15/2041, REMIC	1,098,168
500,382	Series 2011-3919, Class CE, 2.750%, 10/15/2040, REMIC	494,953
2,387,331	Series 2012-3984, Class PA, 2.000%, 12/15/2039, REMIC	2,352,691
3,853,883	Series 2012-4002, Class CA, 2.000%, 8/15/2041, REMIC	3,704,947
2,305,362	Series 2012-4099, Class BD, 2.000%, 6/15/2039, REMIC	2,239,067
2,206,172	Series 2013-4184, Class PA, 2.000%, 10/15/2042, REMIC	2,137,531
1,540,271	Series 2013-4187, Class CA, 2.000%, 4/15/2033, REMIC	1,467,966
1,213,717	Series 2013-4204, Class AD, 1.500%, 8/15/2042, REMIC	1,155,878
1,106,355	Series 2013-4249, Class KD, 3.000%, 11/15/2042, REMIC	1,097,129
475,944	Series 2013-4287, Class AB, 2.000%, 12/15/2026, REMIC	465,400
790,705	Series 2014-4368, Class BE, 2.500%, 5/15/2031, REMIC	780,956
1,211,832	Series 2015-4472, Class MA, 3.000%, 5/15/2045, REMIC	1,191,295
375,654	Series 2015-4487, Class DA, 2.500%, 1/15/2045, REMIC	356,275
1,796,027	Series 2015-4531, Class PD, 2.500%, 5/15/2043, REMIC	1,754,117
3,585,690	Series 2015-4537, Class AB, 3.000%, 1/15/2043, REMIC	3,563,491
1,583,053	Series 2016-4546, Class TE, 2.000%, 12/15/2045, REMIC	1,519,902
851,022	Series 2016-4616, Class HP, 3.000%, 9/15/2046, REMIC	843,554
Shares/Principal Amount		Value
$4,433,079	Series 2016-4629, Class QG, 2.500%, 11/15/2046, REMIC	$4,308,375
3,587,168	Series 2016-4631, Class AE, 3.500%, 5/15/2044, REMIC	3,622,245
1,501,590	Series 2017-4655, Class LA, 3.500%, 3/15/2042, REMIC	1,509,956
3,805,156	Series 2017-4657, Class TA, 3.500%, 11/15/2041, REMIC	3,830,492
3,156,495	Series 2017-4661, Class AC, 4.000%, 4/15/2043, REMIC	3,262,420
3,740,490	Series 2017-4680, Class TA, 4.000%, 7/15/2044, REMIC	3,834,852
		48,086,412

	Federal National Mortgage Association-29.0%
669,123	Series 2003-39, Class JC, 4.000%, 5/25/2033, REMIC	691,847
1,086,461	Series 2003-44, Class Q, 3.500%, 6/25/2033, REMIC	1,087,867
1,924,545	Series 2003-W18, Class 2A, 4.172%, 6/25/2043, REMIC (1)	1,988,040
2,144,454	Series 2010-102, Class PE, 2.000%, 9/25/2040, REMIC	2,074,715
1,622,259	Series 2010-99, Class CP, 2.750%, 8/25/2040, REMIC	1,606,269
518,464	Series 2011-121, Class PD, 2.000%, 12/25/2040, REMIC	504,745
2,067,948	Series 2012-103, Class NG, 1.750%, 11/25/2041, REMIC	1,936,441
3,686,422	Series 2012-103, Class VC, 3.500%, 9/25/2029, REMIC	3,702,658
447,938	Series 2012-116, Class PC, 2.000%, 10/25/2042, REMIC	430,675
4,400,934	Series 2012-134, Class AE, 1.750%, 7/25/2040, REMIC	4,246,184
2,448,964	Series 2012-153, Class KB, 1.750%, 1/25/2042, REMIC	2,312,017
1,708,870	Series 2012-17, Class EA, 2.000%, 3/25/2041, REMIC	1,640,208
1,518,488	Series 2012-30, Class CA, 2.000%, 10/25/2041, REMIC	1,458,016
609,961	Series 2012-58, Class PA, 2.000%, 4/25/2042, REMIC	579,044
1,281,073	Series 2012-69, Class PH, 2.750%, 1/25/2042, REMIC	1,270,568
1,898,226	Series 2013-10, Class NE, 2.000%, 1/25/2042, REMIC	1,827,283

Annual Report | December 31, 2018	33

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2018

Shares/Principal Amount		Value
$2,254,406	Series 2013-102, Class DG, 3.000%, 5/25/2032, REMIC	$2,266,149
2,314,681	Series 2013-20, Class YA, 2.000%, 3/25/2042, REMIC	2,223,412
1,591,839	Series 2013-23, Class CB, 2.000%, 3/25/2033, REMIC	1,528,777
1,795,013	Series 2013-27, Class HA, 3.000%, 10/25/2042, REMIC	1,790,114
280,161	Series 2013-42, Class PD, 1.250%, 5/25/2043, REMIC	249,666
791,973	Series 2014-4, Class KA, 3.000%, 1/25/2044, REMIC	775,954
699,329	Series 2014-64, Class EB, 2.000%, 4/25/2032, REMIC	682,766
470,899	Series 2015-35, Class BH, 1.500%, 6/25/2045, REMIC	447,033
3,133,368	Series 2015-42, Class CA, 3.000%, 3/25/2044, REMIC	3,105,566
3,348,548	Series 2016-16, Class PD, 3.000%, 12/25/2044, REMIC	3,293,793
1,476,943	Series 2016-29, Class PC, 2.000%, 8/25/2045, REMIC	1,420,566
4,245,762	Series 2016-90, Class DA, 3.000%, 8/25/2046, REMIC	4,204,888
3,312,905	Series 2016-95, Class L, 2.500%, 6/25/2046, REMIC	3,194,903
2,570,400	Series 2017-1, Class JP, 3.500%, 4/25/2045, REMIC	2,617,417
2,210,986	Series 2017-31, Class GA, 3.000%, 3/25/2044, REMIC	2,197,733
4,618,508	Series 2017-89, Class PL, 3.000%, 6/25/2043, REMIC	4,630,583
4,714,296	Series 2018-3, Class LD, 3.000%, 8/25/2046, REMIC	4,693,898
		66,679,795

	Government National Mortgage Association-10.0%
3,993,757	Series 2005-26, Class ZA, 5.500%, 1/20/2035	4,331,144
501,999	Series 2011-11, Class PC, 2.000%, 4/20/2040	490,547
538,150	Series 2012-48, Class MA, 2.500%, 4/16/2042	522,291
611,936	Series 2012-50, Class ED, 2.250%, 8/20/2040	597,063
Shares/Principal Amount		Value
$1,679,320	Series 2013-38, Class KA, 1.250%, 2/20/2042	$1,554,717
6,519,308	Series 2016-154, Class UP, 3.000%, 5/20/2045	6,506,458
1,269,809	Series 2016-43, Class UC, 3.500%, 3/20/2046	1,280,189
2,801,177	Series 2016-55, Class JA, 3.500%, 4/20/2046	2,808,176
5,295,465	Series 2016-77, Class MB, 2.000%, 9/20/2045	5,063,888
		23,154,473

	Other ABS-1.7%
1,903,434	Series 2015-20D, Class 1, 2.510%, 4/1/2035	1,833,880
2,175,792	Series 2016-20I, Class 1, 2.030%, 9/1/2036	2,055,774
		3,889,654

TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $153,732,238)		149,923,820

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES-11.2%
	Federal Home Loan Mortgage Corp.-0.5%
299,024	Pool C91349, 4.500%, 12/1/2030	312,730
763,707	Pool C91361, 4.000%, 3/1/2031	783,734
		1,096,464
	Federal National Mortgage Association-6.8%
2,858,292	Pool MA0641, 4.000%, 2/1/2031	2,937,523
1,221,220	Pool MA0695, 4.000%, 4/1/2031	1,255,038
755,452	Pool MA0756, 4.000%, 6/1/2031	776,398
2,007,241	Pool MA0818, 4.000%, 8/1/2031	2,062,906
2,417,875	Pool MA1459, 3.000%, 6/1/2033	2,408,754
2,849,941	Pool AL5169, 4.000%, 4/1/2034	2,939,038
2,176,798	Pool 995026, 6.000%, 9/1/2036	2,375,737
223,298	Pool AI7929, 4.000%, 8/1/2041	227,973
653,951	Pool AL6620, 4.500%, 8/1/2042	686,453
		15,669,820
	Government National Mortgage Association-3.9%
2,401,761	Pool A09704, 3.000%, 10/20/2036	2,362,392
2,864,170	Pool A09713, 3.000%, 4/20/2037	2,817,205
2,629,328	Pool AY5131, 3.000%, 6/20/2037	2,586,210
472,602	Pool G24828, 4.500%, 10/20/2040	487,454

34	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2018	WesMark Government Bond Fund

Shares/Principal Amount		Value
$413,845	Pool 589693, 4.500%, 7/15/2029	$432,021
347,224	Pool 781952, 6.000%, 7/15/2035	377,790
		9,063,072
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES
(Cost $26,442,284)		25,829,356

U.S. TREASURY BONDS-4.5%
	U.S. Treasury Bond-4.5%
8,000,000	7.625%, 2/15/2025	10,279,845

TOTAL U.S. TREASURY BONDS
(Cost $10,697,907)		10,279,845

TAXABLE MUNICIPAL BONDS-19.9%
	Alabama-0.2%
500,000	University of Alabama, Build America General Obligation Direct Payment Bonds, Series B, 4.900%, 10/1/2026	514,655

	Arizona-0.5%
1,000,000	Maricopa County Elementary School District No. 3-Tempe, Build America General Obligation Bonds, Series A, 6.000%, 7/1/2026	1,047,600

	California-1.1%
500,000	Pasadena Public Financing Authority, Build America Revenue Bonds, Series B, 6.998%, 3/1/2034	665,615
1,000,000	Santa Clara Valley, California, Transportation Authority Sales Tax Revenue, Build America Bonds, 5.876%, 4/1/2032	1,179,490
725,000	West Contra Costa, California, Unified School District Bonds, 4.194%, 8/1/2033	754,312
		2,599,417
	Colorado-0.9%
1,000,000	Larimer County School District No. R-1 Poudre, Build America General Obligation Bonds, 5.603%, 12/15/2025	1,056,200
Shares/Principal Amount		Value
$1,000,000	Metropolitan State College of Denver, Institutional Enterprise, Build America Revenue Bonds, 5.460%, 12/1/2023	$1,108,670
		2,164,870
	Georgia-0.4%
705,000	Atlanta, Georgia, Independent School System Qualified School Construction Bonds, 5.657%, 3/1/2027	823,976

	Idaho-0.4%
1,000,000	Idaho State Building Authority Building Revenue State Office Campus Project Revenue Bonds, Series B, 3.580%, 9/1/2032	974,870

	Indiana-0.6%
770,000	Evansville Vanderburgh Public Library Leasing Corp. Revenue Bonds, 3.100%, 1/15/2023	768,676
500,000	Indiana Finance Authority, Revenue Bonds, Series A, 3.166%, 7/1/2030	486,145
		1,254,821
	Kansas-0.4%
450,000	City of Olathe, Water & Sewer System, Build America Revenue Bonds, Series A, 5.300%, 7/1/2026	462,555
380,000	Johnson County Unified School District No. 232 De Soto, Build America General Obligation Bonds, 5.500%, 9/1/2023	389,036
		851,591
	Louisiana-0.6%
	City of New Orleans, Louisiana, Public Improvement Bonds:
515,000	Series A, 5.350%, 12/1/2027	566,438
300,000	Series A, 5.700%, 12/1/2030	333,798
500,000	Series A, 5.750%, 12/1/2033	554,955
		1,455,191
	Maryland-0.2%
465,000	Baltimore, Maryland, General Obligation Unlimited Bonds, Series C, 3.509%, 10/15/2034	450,385

Annual Report | December 31, 2018	35

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2018

Shares/Principal Amount		Value
	Michigan-0.7%
$605,000	City of Madison Heights, Michigan, General Obligation Bonds, 3.610%, 1/1/2031	$593,190
1,000,000	Michigan Strategic Fund, Revenue Bonds, 2.522%, 10/15/2023	978,590
		1,571,780
	Minnesota-0.2%
500,000	Lake City Independent School District No. 813, Minnesota, Build America General Obligation Bonds, 5.200%, 2/1/2026	509,850

	Mississippi-0.1%
180,000	Mississippi Development Bank, Revenue Bonds, Series B, 5.150%, 6/1/2023	183,265

	New York-1.1%
500,000	New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds,, 4.000%, 8/1/2033	507,600
1,000,000	New York City, New York, Housing Development Corp. Revenue Bonds, Series D,, 4.253%, 11/1/2035	1,007,110
500,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series A-5, 3.580%, 8/1/2032	491,775
470,000	New York State Dormitory Authority State Personal Income Tax Revenue Build America Bonds, 5.500%, 3/15/2030	538,916
		2,545,401
	North Carolina-0.4%
925,000	County of Guilford, North Carolina, Build America General Obligation Unlimited Bonds, 4.791%, 8/1/2023	1,008,194

	Ohio-4.6%
1,250,000	American Municipal Power-Ohio, Inc., Build America Revenue Bonds, 5.964%, 2/15/2024	1,292,350
Shares/Principal Amount		Value
$1,000,000	Coshocton Ohio City School District General Obligation Unlimited Bonds, 5.087%, 12/1/2026	$1,029,000
500,000	County of Cuyahoga, Variable Purpose, Build America General Obligation Bonds, 5.392%, 12/1/2025	549,085
500,000	Hilliard School District, General Obligation Bonds, 5.550%, 12/1/2025	567,845
1,085,000	Jackson City, Ohio, School District General Obligation Unlimited Bonds, 3.000%, 12/1/2024	1,086,682
1,510,000	Licking Heights, Ohio, Local School District General Obligation Unlimited Bonds, 3.300%, 12/1/2026	1,503,386
1,040,000	Miami County, Recovery Zone Economic Development Build America General Obligation Bonds, 6.650%, 12/1/2030	1,069,858
1,000,000	Northwest Local School District (Stark Summit & Wayne Counties), General Obligation Bonds, 5.050%, 12/1/2025	1,092,790
500,000	Ohio State Water Development Authority, Build America Revenue Bonds, 4.817%, 12/1/2030	557,015
875,000	University of Akron, Ohio Revenue Bonds, Series B, 4.299%, 1/1/2033	889,429
900,000	Willoughby-Eastlake City School District, Certificate of Participation, Series A, 6.544%, 3/1/2026	963,387
		10,600,827
	Oregon-0.9%
500,000	Troutdale, Oregon General Obligation Limited Bonds, 3.350%, 6/1/2026	500,030
	Washington County, Clean Water Services Sewer, Build America Revenue Bonds:
750,000	5.228%, 10/1/2025	838,283
700,000	5.701%, 10/1/2030	814,548
		2,152,861

36	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2018	WesMark Government Bond Fund

Shares/Principal Amount		Value
	Pennsylvania-2.8%
$1,150,000	Commonwealth Financing Authority, Revenue Bonds, Series A, 3.743%, 6/1/2029	$1,160,361
	County of Clinton, Pennsylvania, General Obligation Unlimited Bonds:
340,000	3.580%, 12/1/2027	346,793
370,000	3.780%, 12/1/2029	376,061
285,000	3.880%, 12/1/2030	289,449
1,000,000	Lebanon Authority, Build America Revenue Bonds, 5.970%, 12/15/2025	1,032,930
1,000,000	Peters Township, Pennsylvania, School District Washington County General Obligation Limited Bonds, 3.310%, 9/1/2026	990,360
2,000,000	State Public School Building Authority, Pennsylvania Qualified School Construction Revenue Bonds, Series C, 5.088%, 9/15/2029	2,219,500
		6,415,454
	South Carolina-0.2%
415,000	Greer Trust, South Carolina, Important Projects Revenue Bonds, Series A, 3.722%, 12/1/2031	408,850

	Tennessee-0.5%
1,000,000	Tennessee State School Bond Authority, Qualified School Construction Bonds, 4.848%, 9/15/2027	1,114,460

	Texas-2.5%
500,000	City of Austin, Electric Utility System, Build America Revenue Bonds, 5.086%, 11/15/2025	543,585
500,000	City of El Paso, Texas, General Obligation Bonds,, 4.944%, 8/15/2033	539,160
500,000	Corpus Christi, Texas, Taxable Certificates Obligation Bonds, Series B, 4.950%, 3/1/2038	538,675
Shares/Principal Amount		Value
$1,000,000	North East Texas Independent School District, Qualified School Construction Bonds, 5.240%, 8/1/2027	$1,149,740
545,000	Texas State A & M University Revenue Bonds, Series C, 4.772%, 5/15/2033	580,005
2,195,000	University of Texas System, Build America General Revenue Bonds, Series C, 4.125%, 8/15/2025	2,338,992
		5,690,157
	Utah-0.1%
250,000	Utah Municipal Power Agency, Revenue Bonds, Series A, 3.237%, 7/1/2028	244,953

	West Virginia-0.3%
	Charles Town, West Virginia, Waterworks & Sewage System Revenue Bonds:
200,000	Series D, 4.500%, 6/1/2023	199,114
345,000	Series D, 5.000%, 6/1/2028	334,022
250,000	West Virginia Housing Development Fund Revenue Bonds, 2.700%, 11/1/2023	243,493
		776,629
	Wisconsin-0.2%
430,000	Stanley, Wisconsin, Water & Sewer System Revenue Bonds, Series A, 3.570%, 5/1/2031	420,600

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $45,352,840)		45,780,657

NON-TAXABLE MUNICIPAL BONDS-0.6%
	-0.6%
1,000,000	City of Columbus OH, 4.070%, 4/1/2033	1,039,870
305,000	City of Wauwatosa WI, 4.200%, 11/1/2034	314,733
		1,354,603
TOTAL NON-TAXABLE MUNICIPAL BONDS
(Cost $1,305,000)		1,354,603

Annual Report | December 31, 2018	37

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2018

Shares/Principal Amount	Value
SHORT TERM INVESTMENTS-0.8%
Mutual Funds-0.8%
1,926,945	Federated Government Obligations Fund 7-Day Yield 2.264% (at net asset value)	$1,926,945

TOTAL SHORT TERM INVESTMENTS
(Cost $1,926,945)	1,926,945

TOTAL INVESTMENTS-102.1%
(Cost $239,457,214)	235,095,226
OTHER ASSETS AND LIABILITIES-NET(2)-(2.1)%	(4,845,029)
NET ASSETS-100.0%	$230,250,197

(1)	Floating or variable rate security. The reference rate is described above. The Rate in effect as of December 31, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date.
(2)	Assets, other than investments in securities, less liabilities.

Note -	The categories of investments are shown as a percentage of net assets at December 31, 2018.

See Notes to Financial Statements which are an integral part of the Financial Statements.

38	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2018 (Unaudited)	WesMark West Virginia Municipal Bond Fund

At December 31, 2018, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
MUNICIPAL BONDS	99.3%
SHORT TERM INVESTMENTS(2)	0.0%(2)
OTHER ASSETS AND LIABILITIES - NET(3)	0.7%
TOTAL NET ASSETS	100.0%

Years to Maturity of Municipal Bonds	Percentage of Total Net Assets
Less than 1 Year	1.6%
1-3 Years	7.2%
3-5 Years	12.3%
5-10 Years	44.5%
10 Years or Greater	33.7%
Short Term Investments(2)	0.0%(3)
Other Assets and Liabilities - Net(4)	0.7%
TOTAL	100.0%

S&P Ratings of Municipal Bonds as Percentage of Total Net Assets (5)
AAA	11.8%
AA	32.2%
A	22.2%
Not rated by S&P	33.1%
Short Term Investments(2)	0.0%(3)
Other Assets and Liabilities - Net(4)	0.7%
TOTAL PORTFOLIO VALUE	100.0%

Moody's Ratings of Municipal Bonds as Percentage of Total Net Assets (5)
Aaa	4.5%
Aa	23.6%
A	32.6%
B	0.6%
Not rated by Moody's	38.0%
Short Term Investments(2)	0.0%(3)
Other Assets and Liabilities - Net(4)	0.7%
TOTAL PORTFOLIO VALUE	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(2)	Amount represents less than 0.05% of net assets.
(3)	Assets, other than investments in securities, less liabilities.
(3)	These tables depict the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s (S&P) and Moody’s Investors Service (Moody’s), each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the “Not rated by…” category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund’s Statement of Additional Information. Holdings that are rated only by a different NRSRO than the one identified have been included in the “Not rated by…” category.

Annual Report | December 31, 2018	39

Portfolio of Investments

WesMark West Virginia Municipal Bond Fund	December 31, 2018

Shares/Principal Amount		Value
MUNICIPAL BONDS-99.3%
	Alabama-0.9%
$930,000	City of Huntsville, Alabama, General Obligation Limited Bonds, Series B, 4.000%, 6/1/2027	$989,725

	Arizona-0.5%
500,000	City of Phoenix, Arizona, Civic Improvement Corp., Water System Revenue Bonds, 5.000%, 7/1/2025	535,815

	Ohio-1.1%
1,100,000	Westerville, Ohio, General Obligation Limited Bonds, 5.000%, 12/1/2028	1,256,893

	West Virginia-96.8%
1,500,000	Berkeley County Public Service Sewer District, 4.500%, 10/1/2032	1,602,855
	Berkeley County, West Virginia, Board of Education General Obligation Unlimited Bonds:
1,170,000	3.375%, 5/1/2022	1,191,423
400,000	4.000%, 5/1/2024	411,592
300,000	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (County Facility Project), 3.000%, 12/1/2029	300,294
	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (Judicial Center Project):
200,000	Series B, 2.400%, 12/1/2022	201,756
100,000	Series B, 2.600%, 12/1/2023	101,236
100,000	Series B, 2.800%, 12/1/2024	101,420
	Berkeley County, West Virginia, Public Service District Revenue Bonds:
370,000	Series C, 3.000%, 12/1/2029	374,288
450,000	Series C, 3.400%, 12/1/2034	453,024
345,000	Series D, 3.000%, 12/1/2024	358,914
585,000	Series D, 3.000%, 12/1/2025	606,838
380,000	Berkeley County, West Virginia, Public Service District Water Revenue Bonds, Series A, 4.500%, 12/1/2033	413,227
Shares/Principal Amount		Value
	Berkeley County, West Virginia, Public Service Sewer District Revenue Bonds:
$275,000	5.000%, 6/1/2027	$319,022
950,000	5.000%, 6/1/2028	1,094,476
655,000	5.000%, 6/1/2029	751,298
620,000	Series A, 5.300%, 3/1/2029	621,568
285,000	Series C, 3.500%, 10/1/2025	286,790
	Brooke County, West Virginia, Board of Education General Obligation Unlimited Bonds:
1,065,000	4.000%, 6/1/2025	1,170,999
1,100,000	3.000%, 6/1/2026	1,135,013
965,000	3.000%, 6/1/2027	988,218
100,000	3.000%, 6/1/2030	100,172
	Calhoun County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools):
195,000	3.600%, 6/1/2024	201,813
205,000	3.750%, 6/1/2025	212,497
215,000	3.850%, 6/1/2026	222,848
265,000	City of Buckhannon, West Virginia, Commercial Development Revenue Bonds, Series A, 3.700%, 12/1/2028	263,039
595,000	City of Buckhannon, West Virginia, Waterworks Revenue Bonds, Series A, 4.000%, 3/1/2029	601,848
	City of Charles Town, West Virginia, Waterworks & Sewage System Revenue Bonds:
185,000	Series A, 3.000%, 3/1/2025	190,141
190,000	Series A, 3.000%, 3/1/2026	194,807
620,000	Series A, 4.000%, 3/1/2029	661,726
405,000	Series A, 3.500%, 12/1/2030	412,687
260,000	Series B, 3.000%, 10/1/2028	262,556
310,000	Series B, 4.000%, 6/1/2031	327,289
135,000	Series E, 3.000%, 6/1/2023	134,005
135,000	Series E, 3.300%, 6/1/2025	134,534
125,000	Series E, 3.400%, 6/1/2026	124,106
	City of Charleston, West Virginia, Sewage System Revenue Bonds:
310,000	4.000%, 7/1/2031	330,240
275,000	4.000%, 7/1/2032	292,006

40	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2018	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
	City of Clarksburg, West Virginia, Water Revenue Bonds:
$600,000	Series A, 2.200%, 9/1/2019	$597,414
170,000	Series E, 3.000%, 6/1/2020	170,068
180,000	Series E, 3.000%, 6/1/2022	179,015
	City of Fairmont, West Virginia Water Revenue Bonds:
520,000	2.700%, 7/1/2022	520,967
500,000	4.000%, 7/1/2024	505,490
605,000	3.000%, 7/1/2025	606,210
575,000	3.100%, 7/1/2026	576,064
1,000,000	3.150%, 7/1/2027	1,001,170
	City of Huntington, West Virginia, Sewerage System Revenue Bonds:
300,000	3.000%, 11/1/2026	304,923
300,000	3.000%, 11/1/2028	300,912
120,000	City of Kingwood, West Virginia, Sewer System Revenue Bonds, 4.000%, 10/1/2020	120,089
	City of Martinsburg, West Virginia, Combined Waterworks & Sewerage System Revenue Bonds:
250,000	Series A, 3.000%, 9/1/2023	250,198
490,000	Series A, 3.500%, 9/1/2027	490,583
	City of Saint Albans, West Virginia, Combined Waterworks & Sewerage System Revenue Bonds:
220,000	Series A, 4.250%, 6/1/2026	230,525
600,000	Series B, 4.000%, 12/1/2027	616,932
	City of Wheeling, West Virginia, Waterworks & Sewerage System Revenue Bonds:
500,000	4.000%, 6/1/2026	526,640
535,000	Series A, 3.000%, 6/1/2029	541,003
555,000	Series A, 3.000%, 6/1/2030	558,546
	Claywood Park Public Service District, West Virginia, Water Revenue Bonds:
110,000	Series C, 3.200%, 11/1/2029	107,724
225,000	Series C, 3.400%, 11/1/2031	221,083
380,000	Corporation of Shepherdstown, West Virginia, Water Revenue Bonds, 3.300%, 3/1/2032	380,327
Shares/Principal Amount		Value
	Fairmont State University, West Virginia, Revenue Bonds:
$725,000	Series A, 5.000%, 6/1/2022	$772,582
765,000	Series A, 5.000%, 6/1/2024	859,982
1,400,000	Series B, 3.000%, 6/1/2024	1,416,590
1,000,000	Series B, 3.100%, 6/1/2025	1,012,770
1,510,000	Fayette County, West Virginia Board of Education Pass Through Certificates Revenue Bonds, 3.250%, 10/1/2033(1)	1,506,014
	Hampshire County, West Virginia, Building Commission Revenue Bonds:
355,000	Series A, 3.000%, 1/1/2029	330,441
380,000	Series A, 3.000%, 1/1/2031	344,417
1,660,000	Series A, 4.250%, 1/1/2035	1,689,631
	Jefferson County, West Virginia, Public Service Sewer District Revenue Bonds:
80,000	Series A, 3.000%, 6/1/2020	80,012
135,000	Series A, 3.250%, 6/1/2023	135,015
	Monongalia County, West Virginia, Building Commission Lease Revenue Bonds (Monongalia County Building):
300,000	Series A, 4.000%, 2/1/2022	311,091
250,000	Series A, 4.000%, 2/1/2023	259,397
450,000	Series A, 3.000%, 2/1/2025	457,083
750,000	Series A, 3.125%, 2/1/2026	761,865
1,430,000	Morgantown, West Virginia, Combined Utility System Revenue Bonds, Series A, 3.500%, 12/1/2035	1,410,180
200,000	Morgantown, West Virginia, Combined Utility System Revenue Bonds, Series A, 3.750%, 10/1/2032	204,218
	Morgantown, West Virginia, Utility Board Revenue Bonds:
1,000,000	Series A, 3.000%, 12/1/2028	1,010,540
1,000,000	Series A, 4.000%, 12/1/2029	1,071,390
1,210,000	Series A, 4.000%, 12/1/2030	1,288,481
1,000,000	Series A, 4.000%, 12/1/2031	1,056,220
1,785,000	Parkersburg, West Virginia, Waterworks & Sewer System Revenue Bonds, Series A, 3.000%, 8/1/2025	1,814,738

Annual Report | December 31, 2018	41

Portfolio of Investments

WesMark West Virginia Municipal Bond Fund	December 31, 2018

Shares/Principal Amount		Value
$600,000	Pleasants County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools), 4.000%, 5/1/2026	$625,056
3,470,000	Preston County Board of Education General Obligation Unlimited Bonds, 4.000%, 5/1/2026	3,614,907
265,000	Putnam County, West Virginia, Public Service District Revenue Bonds, Series A, 3.500%, 4/1/2027	265,959
1,250,000	Salem, West Virginia Sewer Revenue Bonds, Series A, 4.000%, 12/1/2032	1,285,912
500,000	State of West Virginia, 5.000%, 6/1/2033	590,440
	Wayne County, West Virginia, Board of Education General Obligation Unlimited Bonds:
660,000	3.000%, 6/1/2022	682,090
1,220,000	3.000%, 6/1/2023	1,269,678
795,000	3.000%, 6/1/2026	816,211
	West Virginia Building Commission Lease Revenue Bonds (West Virginia Regional Jail):
3,000,000	Series A, 5.375%, 7/1/2021	3,202,800
2,505,000	Series C, 5.375%, 7/1/2021	2,674,338
500,000	West Virginia Commissioner Of Highways Special Obligation Surface Transportation Improvements Bonds, Series A, 5.000%, 9/1/2029	591,235
670,000	West Virginia Economic Development Authority Lease Revenue Bonds (Clarksburg Office Building), 3.500%, 6/1/2030	678,060
1,750,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile & Public), 4.000%, 6/1/2024	1,822,293
	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile):
500,000	5.000%, 6/1/2022	533,545
1,000,000	4.000%, 6/1/2023	1,043,470
Shares/Principal Amount		Value
	West Virginia Economic Development Authority Lease Revenue Bonds (Department of Environmental Protection):
$1,280,000	Series B, 3.375%, 11/1/2025	$1,322,982
755,000	Series B, 3.500%, 11/1/2026	780,980
	West Virginia Economic Development Authority Lease Revenue Bonds (State Energy Savings Project):
920,000	4.500%, 6/1/2020	921,886
860,000	4.750%, 6/1/2022	861,806
1,650,000	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building & Parking Lot), Series A, 4.750%, 8/1/2029	1,676,681
	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building):
1,525,000	Series A, 5.000%, 6/1/2025	1,661,930
315,000	Series A, 3.375%, 6/1/2029	318,348
365,000	Series B, 3.375%, 10/1/2023	376,056
390,000	Series B, 3.500%, 10/1/2024	402,156
415,000	Series B, 3.625%, 10/1/2025	428,189
435,000	Series B, 3.750%, 10/1/2026	449,325
545,000	Series C, 3.000%, 6/1/2023	561,835
310,000	Series C, 3.500%, 6/1/2030	313,729
515,000	Series D, 5.000%, 6/1/2025	595,108
600,000	Series D, 3.250%, 6/1/2028	605,880
330,000	Series D, 3.375%, 6/1/2029	333,508
355,000	Series D, 3.500%, 6/1/2030	359,271
	West Virginia Economic Development Authority Lease Revenue Bonds (The Diamond Project):
500,000	3.000%, 12/15/2019	500,435
550,000	2.500%, 12/15/2022	550,154
200,000	West Virginia Economic Development Authority Lease Revenue Bonds (West Virginia Facilities), Series A, 5.000%, 3/1/2019	200,612
	West Virginia Economic Development Authority Lottery Revenue Bonds:
305,000	Series A, 5.000%, 6/15/2028	318,813
1,000,000	Series A, 5.000%, 7/1/2032	1,163,650

42	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2018	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
$1,500,000	West Virginia Higher Education Governing Board University Revenue Bonds (Marshall University), 5.000%, 5/1/2023	$1,556,820
	West Virginia Higher Education Policy Commission Revenue Bonds (Higher Education Facilities):
1,730,000	5.000%, 7/1/2034	1,982,165
10,000	Series A, 3.750%, 4/1/2019	10,050
225,000	Series A, 3.750%, 4/1/2019	226,091
10,000	Series A, 4.000%, 4/1/2020	10,273
395,000	Series A, 4.000%, 4/1/2020	405,491
485,000	Series A, 5.000%, 4/1/2026	504,187
360,000	Series B, 3.200%, 4/1/2024	369,497
375,000	Series B, 3.375%, 4/1/2025	386,692
385,000	Series B, 3.500%, 4/1/2026	397,401
400,000	Series B, 3.600%, 4/1/2027	412,484
290,000	West Virginia Hospital Finance Authority Lease Revenue Bonds (Veterans Nursing Home), 5.500%, 3/1/2019	290,864
1,000,000	West Virginia Hospital Finance Authority Revenue Bonds (ARCs Improvement), Series D, 4.000%, 6/1/2029	1,053,740
585,000	West Virginia Hospital Finance Authority Revenue Bonds (West Virginia University Health System), Series A, 3.375%, 6/1/2029	595,951
	West Virginia Housing Development Fund Revenue Bonds:
325,000	Series A, 3.600%, 5/1/2022	332,277
1,340,000	Series A, 3.200%, 11/1/2023	1,359,537
45,000	Series A, 3.800%, 11/1/2024	45,060
	West Virginia School Building Authority Excess Lottery Revenue Bonds:
500,000	Series A, 3.000%, 7/1/2025	513,215
700,000	Series A, 3.125%, 7/1/2026	719,285
370,000	Series B, 4.000%, 7/1/2023	380,841
	West Virginia School Building Authority Lottery Revenue Capital Improvement Bonds:
500,000	Series A, 5.000%, 7/1/2024	573,755
515,000	Series A, 5.000%, 7/1/2026	577,562
535,000	Series A, 5.000%, 7/1/2027	598,285
Shares/Principal Amount		Value
$300,000	West Virginia State Bonds, Series A, 3.250%, 6/1/2033	$298,968
500,000	West Virginia State Economic Development Authority Lottery Revenue Bonds, 3.000%, 6/15/2031	493,845
500,000	West Virginia State Hospital Finance Authority Refunding West Virginia United Health System, Series A, 4.000%, 6/1/2034	514,865
700,000	West Virginia State Housing Development Bonds, Series B, 3.800%, 11/1/2035	709,499
500,000	West Virginia State Housing Development Fund Revenue Bonds, Series A, Series A, 3.450%, 11/1/2033	501,065
	West Virginia State University Revenue Bonds:
335,000	Series A, 3.000%, 10/1/2020	320,484
340,000	Series A, 2.550%, 10/1/2021	313,208
1,150,000	West Virginia State University Revenues Revenue Bonds, Series A, 5.250%, 4/1/2028	1,324,869
	West Virginia University Revenue Bonds (West Virginia University Project):
500,000	Series A, 5.000%, 10/1/2027	549,660
345,000	Series B, 5.000%, 10/1/2025	371,248
750,000	Series B, 4.125%, 10/1/2031	778,065
500,000	West Virginia Water Development Authority Infrastructure Revenue Bonds, Series A, 5.000%, 10/1/2032	559,825
2,605,000	West Virginia Water Development Authority Infrastructure Revenue Bonds (West Virginia Infrastructure Jobs Program), Series A, 5.000%, 10/1/2029	2,979,964
435,000	West Virginia Water Development Authority Revenue Bonds (Chesapeake Bay/Greenbrier River Project), Series A, 5.000%, 7/1/2022	478,987

Annual Report | December 31, 2018	43

Portfolio of Investments

WesMark West Virginia Municipal Bond Fund	December 31, 2018

Shares/Principal Amount		Value
$250,000	West Virginia Water Development Authority Revenue Bonds (Loan Program I), Series B-I, 4.000%, 11/1/2024	$267,853
1,395,000	West Virginia Water Development Authority Revenue Bonds (Loan Program), Series B-I, 4.000%, 11/1/2025	1,489,316
	West Virginia Water Development Authority Revenue Bonds (Loan Program II):
605,000	Series A-II, 3.000%, 11/1/2024	622,836
600,000	Series A-II, 3.250%, 11/1/2025	618,402
550,000	Series A-II, 5.000%, 11/1/2025	640,673
650,000	Series A-II, 5.000%, 11/1/2026	765,869
800,000	Series A-II, 3.000%, 11/1/2027	823,664
300,000	Series A-II, 3.125%, 11/1/2028	303,429
725,000	Series B-II, 4.000%, 11/1/2025	774,017
250,000	West Virginia Water Development Authority Revenue Bonds (Loan Program IV), Series A-IV, 5.000%, 11/1/2033	292,745
500,000	West Virginia, State Parkways Authority Senior Turnpike Toll Revenue Bonds, 5.000%, 6/1/2033	588,630
1,000,000	Wood County, West Virginia, Board of Education Public School General Obligation Unlimited Bonds, 3.000%, 6/1/2029	1,008,890
860,000	Wood County, West Virginia, Building Commission Lease Revenue Bonds, 4.000%, 1/1/2032	882,721
		110,723,553
TOTAL MUNICIPAL BONDS
(Cost $111,995,462)		113,505,986

SHORT TERM INVESTMENTS-0.0%
	Mutual Funds-0.0%
23,075	Federated Government Obligations Fund 7-Day Yield 2.264% (at net asset value)	23,075

TOTAL SHORT TERM INVESTMENTS
(Cost $23,075)		23,075
Shares/Principal Amount	Value
TOTAL INVESTMENTS-99.3%
(Cost $112,018,537)	$113,529,061
OTHER ASSETS AND LIABILITIES-NET(2)-0.7%	815,737
NET ASSETS-100.0%	$114,344,798

(1)	Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, these securities amounted to a value of $1,506,014 or 1.32% of net assets.

(2)	Assets, other than investments in securities, less liabilities.

Note -	The categories of investments are shown as a percentage of net assets at December 31, 2018.

See Notes to Financial Statements which are an integral part of the Financial Statements.

44	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2018 (Unaudited)	WesMark Tactical Opportunity Fund

At December 31, 2018, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
EXCHANGE TRADED FUNDS	93.7%
SHORT TERM INVESTMENTS(2)	4.6%
OTHER ASSETS AND LIABILITIES - NET(3)	1.7%
TOTAL NET ASSETS	100.0%

At December 31, 2018, the Fund's Category composition(4) was as follows:

Category Composition	Percentage of Total Net Assets
Broad Domestic Fixed Income	36.6%
U.S. Sector Focused Equity	33.3%
U.S. Value Company Focused Equity	12.0%
International (ex. U.S.) Equity	5.9%
Commodities	3.0%
U.S. Small and Mid Cap Equity	2.9%
Portfolio Sub-Total	93.7%
Short Term Investments(2)	4.6%
Other Assets and Liabilities - Net(3)	1.7%
Total Net Assets	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.
(4)	Securities are assigned to a category classification by the Fund's advisor.

Annual Report | December 31, 2018	45

Portfolio of Investments

WesMark Tactical Opportunity Fund	December 31, 2018

Shares/Principal Amount		Value
EXCHANGE TRADED FUNDS-93.7%
BROAD DOMESTIC FIXED INCOME-36.6%
44,933	Invesco Variable Rate Preferred ETF	$1,025,371
2,935	iShares 20+ Year Treasury Bond ETF	356,632
18,027	iShares® Core U.S. Aggregate Bond ETF	1,919,695
75,392	iShares® Floating Rate Bond ETF	3,796,741
75,611	Vanguard® Total Bond Market ETF	5,989,148

TOTAL BROAD DOMESTIC FIXED INCOME		13,087,587

COMMODITIES-3.0%

8,916	SPDR® Gold Shares(1)	1,081,065

TOTAL COMMODITIES		1,081,065

INTERNATIONAL (EX. U.S.) EQUITY-5.9%
22,604	iShares® Edge MSCI USA Quality Factor ETF	1,735,083
6,468	iShares® MSCI EAFE ETF	380,189

TOTAL INTERNATIONAL (EX. U.S.) EQUITY		2,115,272

U.S. SECTOR FOCUSED EQUITY-33.3%
32,649	Consumer Staples Select Sector SPDR Fund	1,657,916
9,073	Energy Select Sector SPDR® Fund	520,337
34,071	Financial Select Sector SPDR® Fund	811,571
19,170	Health Care Select Sector SPDR® Fund	1,658,397
3,066	iShares® U.S. Medical Devices ETF	612,617
3,350	iShares® U.S. Pharmaceuticals ETF	471,579
24,668	SPDR® S&P 500® ETF Trust	6,165,027

TOTAL U.S. SECTOR FOCUSED EQUITY		11,897,444

U.S. SMALL AND MID CAP EQUITY-2.9%
7,697	iShares® Russell 2000® ETF	1,030,628

TOTAL U.S. SMALL AND MID CAP EQUITY		1,030,628

U.S. VALUE COMPANY FOCUSED EQUITY-12.0%
59,896	Vanguard® Mega Cap Value ETF	4,280,767
Shares/Principal Amount		Value

TOTAL U.S. VALUE COMPANY FOCUSED EQUITY		$4,280,767

TOTAL EXCHANGE TRADED FUNDS
(Cost $34,456,342)		33,492,763

SHORT TERM INVESTMENTS-4.6%
Mutual Funds-4.6%
1,641,963	Federated Government Obligations Fund 7-Day Yield 2.264% (at net asset value)	1,641,963

TOTAL SHORT TERM INVESTMENTS
(Cost $1,641,963)		1,641,963

TOTAL INVESTMENTS-98.3%
(Cost $36,098,305)		35,134,726
OTHER ASSETS AND LIABILITIES-NET(2)-1.7%		599,701
NET ASSETS-100.0%		$35,734,427

(1)	Non-income producing security.

(2)	Assets, other than investments in securities, less liabilities.

Note -	The categories of investments are shown as a percentage of net assets at December 31, 2018.

See Notes to Financial Statements which are an integral part of the Financial Statements.

46	www.wesmarkfunds.com

Statements of Assets and Liabilities

December 31, 2018

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund	WesMark Tactical Opportunity Fund
ASSETS:

Investments in securities, at value (cost - see below)	$78,485,081	$276,232,012	$95,737,850	$235,095,226	$113,529,061	$35,134,726
Cash	16,959	39,547	12,835	3,108	2,745	8,333

RECEIVABLE FOR:
Dividends and interest	24,837	291,340	382,648	1,195,970	997,536	35,512
Investments sold	–	–	7,265,152	–	–	–
Fund shares sold	3,493,012	12,813,206	2,338,338	894,016	22,618	1,246,520
Prepaid expenses	9,876	25,889	9,695	18,311	8,762	3,069
Total Assets	82,029,765	289,401,994	105,746,518	237,206,631	114,560,722	36,428,160

LIABILITIES:

PAYABLE FOR:
Investments purchased	298,850	–	2,512,685	–	–	350,037
Fund shares redeemed	235,000	1,841,785	1,273,229	6,696,354	72,331	305,843
Income distribution payable	–	–	–	149,019	69,459	–
Investment advisory fees	1	–	2	11	–	1
Fund Accounting and Administration fees	11,309	19,493	16,217	32,772	24,222	8,029
Audit, Tax, and Legal expenses	19,616	19,615	19,615	19,615	19,615	19,615
Shareholder services fee (Note 5)	19,083	68,580	23,392	51,510	24,830	7,080
Transfer agency expenses	4,848	9,284	6,125	5,185	3,175	1,735
Registration expenses	98	–	430	–	271	–
Printing and Postage expenses	1,308	1,373	1,353	1,316	1,368	1,098
Trustees' fees and expenses	139	139	139	139	139	139
Chief compliance officer fees	513	513	513	513	513	–
Other accrued liabilities and expenses	295	428	67	–	1	156
Total Liabilities	591,060	1,961,210	3,853,767	6,956,434	215,924	693,733
Net Assets	$81,438,705	$287,440,784	$101,892,751	$230,250,197	$114,344,798	$35,734,427

Annual Report | December 31, 2018	47

Statements of Assets and Liabilities

December 31, 2018

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund	WesMark Tactical Opportunity Fund
NET ASSETS CONSIST OF :

Paid-in capital	$63,007,574	$182,476,453	$87,055,107	$235,898,130	$112,883,100	$36,856,989
Total distributable earnings	$18,431,131	$104,964,331	$14,837,644	$(5,647,933)	$1,461,698	$(1,122,562)
Net Assets	$81,438,705	$287,440,784	$101,892,751	$230,250,197	$114,344,798	$35,734,427

Shares Outstanding, No Par Value, Unlimited Shares Authorized	7,661,268	17,113,189	8,653,836	23,786,449	11,010,897	3,571,479
Net asset value, offering price & redemption price per share	$10.63	$16.80	$11.77	$9.68	$10.38	$10.01
Investments, at identified cost	$59,357,813	$168,252,168	$81,255,338	$239,457,214	$112,018,537	$36,098,305

See Notes to Financial Statements which are an integral part of the Financial Statements.

48	www.wesmarkfunds.com

Statements of Operations

For the Year Ended December 31, 2018

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund	WesMark Tactical Opportunity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes*	$736,112	$4,207,740	$2,058,816	$–	$–	$660,772
Interest	80,746	297,754	1,274,438	6,703,894	3,548,036	31,271
Total Investment Income	816,858	4,505,494	3,333,254	6,703,894	3,548,036	692,043
EXPENSES:
Investment adviser fee (Note 5)	754,805	2,556,167	853,004	1,428,561	689,238	247,066
Fund Accounting and Administration fees (Note 5)	105,153	210,307	120,323	203,047	139,099	73,152
Custodian fees (Note 5)	22,334	42,702	18,888	30,938	17,862	12,585
Transfer agency expenses (Note 5)	33,162	56,587	40,249	34,963	25,393	16,982
Trustees' fees and expenses (Note 8)	23,680	45,538	24,662	35,835	24,647	17,084
Audit and tax expenses	18,928	18,928	18,928	18,928	18,928	18,928
Legal expenses	16,749	16,749	16,749	16,749	23,224	17,249
Shareholder services fee (Note 5)	251,602	852,055	284,334	595,234	287,183	82,355
Registration expenses	13,702	15,034	14,551	14,055	6,985	12,896
Printing and Postage expenses	5,589	5,659	5,646	5,598	5,649	5,373
Insurance premiums	4,462	15,646	5,195	11,236	5,310	1,137
Offering costs	–	–	–	–	–	7,255
Miscellaneous	3,868	12,961	4,340	10,034	4,721	341
Net Expenses	1,254,034	3,848,333	1,406,869	2,405,178	1,248,239	512,403
Net Investment Income (Loss)	(437,176)	657,161	1,926,385	4,298,716	2,299,797	179,640
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	7,797,858	13,415,426	3,685,453	120,468	(48,870)	(316,415)
Net realized gain on written options	–	369,446	73,038	–	–	129,935
Net change in unrealized appreciation (depreciation) of investments	(20,968,952)	(33,265,091)	(10,647,827)	(1,931,374)	(1,621,537)	(2,102,095)
Net change in unrealized appreciation (depreciation) of written options	–	–	(437)	–	–	8,189
Net realized and unrealized loss on investments	(13,171,094)	(19,480,219)	(6,889,773)	(1,810,906)	(1,670,407)	(2,280,386)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(13,608,270)	$(18,823,058)	$(4,963,388)	$2,487,810	$629,390	$(2,100,746)
*Foreign tax withholding	$–	$57,067	$56,216	$–	$–	$–

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2018	49

Statements of Changes in Net Assets

	WesMark Small Company Growth Fund			WesMark Growth Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income (loss)	$(437,176)	$(325,865)		$657,161	$429,422
Net realized gain	7,797,858	9,413,297		13,784,872	36,207,421
Net change in unrealized appreciation (depreciation)	(20,968,952)	3,403,235		(33,265,091)	36,564,067
Net increase (decrease) in net assets resulting from operations	(13,608,270)	12,490,667		(18,823,058)	73,200,910

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From distributable earnings	(9,403,046)	(8,287,704	)(1)	(30,494,326)	(26,466,579	)(2)
Decrease in net assets from distributions to shareholders	(9,403,046)	(8,287,704)		(30,494,326)	(26,466,579)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	10,491,950	7,484,940		28,385,215	18,410,412
Shares issued in reinvestment of distributions	3,198,515	2,880,502		10,179,268	8,466,142
Cost of shares redeemed	(10,301,181)	(10,243,511)		(49,788,102)	(39,696,558)
Net increase (decrease) resulting from beneficial interest transactions	3,389,284	121,931		(11,223,619)	(12,820,004)
Net Increase (Decrease) in Net Assets	(19,622,032)	4,324,894		(60,541,003)	33,914,327

NET ASSETS:
Beginning of Year	101,060,737	96,735,843		347,981,787	314,067,460
End of Year	$81,438,705	$101,060,737	(3)	$287,440,784	$347,981,787	(4)

(1)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $0, and Net Realized Gains $8,287,704.

(2)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $452,847, and Net Realized Gains $26,013,732.

(3)	For the prior year ended December 31, 2017, net assets included accumulated net investment income of $17,813.

(4)	For the prior year ended December 31, 2017, net assets included accumulated net investment income of $–.

See Notes to Financial Statements which are an integral part of the Financial Statements.

50	www.wesmarkfunds.com

Statements of Changes in Net Assets

	WesMark Balanced Fund			WesMark Government Bond Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$1,926,385	$1,915,186		$4,298,716	$5,425,174
Net realized gain (loss)	3,758,491	3,148,694		120,468	(1,497,428)
Net change in unrealized appreciation (depreciation)	(10,648,264)	6,558,033		(1,931,374)	(973,959)
Net increase (decrease) in net assets resulting from operations	(4,963,388)	11,621,913		2,487,810	2,953,787

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From distributable earnings	(5,899,593)	(4,956,375	)(1)	(4,926,117)	(4,728,307	)(2)
Decrease in net assets from distributions to shareholders	(5,899,593)	(4,956,375)		(4,926,117)	(4,728,307)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	12,962,916	13,885,061		20,421,630	27,938,475
Shares issued in reinvestment of distributions	1,015,635	853,882		651,183	688,882
Cost of shares redeemed	(17,621,273)	(11,582,755)		(38,335,303)	(25,418,838)
Net increase (decrease) resulting from beneficial interest transactions	(3,642,722)	3,156,188		(17,262,490)	3,208,519
Net Increase (Decrease) in Net Assets	(14,505,703)	9,821,726		(19,700,797)	1,433,999

NET ASSETS:
Beginning of Year	116,398,454	106,576,728		249,950,994	248,516,995
End of Year	$101,892,751	$116,398,454	(3)	$230,250,197	$249,950,994	(4)

(1)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $1,868,202, and Net Realized Gains $3,088,173.

(2)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $4,728,307, and Net Realized Gains $–.

(3)	For the prior year ended December 31, 2017, net assets included accumulated net investment income of $44,003.

(4)	For the prior year ended December 31, 2017, net assets included accumulated net investment income of $144,027.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2018	51

Statements of Changes in Net Assets

	WesMark West Virginia Municipal Bond Fund			WesMark Tactical Opportunity Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017		For the Year Ended December 31, 2018	For the Period Ended December 31, 2017(1)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$2,299,797	$2,342,414		$179,640	$78,220
Net realized gain (loss)	(48,870)	29,264		(186,480)	413,341
Long-term capital gain distributions from other investment companies	–	–		–	5,431
Net change in unrealized appreciation (depreciation)	(1,621,537)	2,019,029		(2,093,906)	1,130,328
Net increase (decrease) in net assets resulting from operations	629,390	4,390,707		(2,100,746)	1,627,320

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From distributable earnings	(2,299,753)	(2,456,167	)(2)	(199,253)	(493,062	)(3)
Decrease in net assets from distributions to shareholders	(2,299,753)	(2,456,167)		(199,253)	(493,062)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	8,572,514	12,529,445		12,326,887	27,958,241
Shares issued in reinvestment of distributions	379,318	478,792		22,049	26,432
Cost of shares redeemed	(8,975,963)	(17,071,921)		(2,337,486)	(1,095,955)
Net increase (decrease) resulting from beneficial interest transactions	(24,131)	(4,063,684)		10,011,450	26,888,718
Net Increase (Decrease) in Net Assets	(1,694,494)	(2,129,144)		7,711,451	28,022,976

NET ASSETS:
Beginning of Year or Period	116,039,292	118,168,436		28,022,976	–
End of Year or Period	$114,344,798	$116,039,292	(4)	$35,734,427	$28,022,976	(5)

(1)	The Wesmark Tactical Opportunity Fund commenced operations on March 1, 2017.

(2)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $2,342,653, and Net Realized Gains $113,514.

(3)	For the prior period ended December 31, 2017, Total Distributions consisted of Net Investment Income $107,991, and Net Realized Gains $385,071.

(4)	For the prior year ended December 31, 2017, net assets included accumulated net investment income of $–.

(5)	For the prior period ended December 31, 2017, net assets included accumulated net investment income of $4,183.

See Notes to Financial Statements which are an integral part of the Financial Statements.

52	www.wesmarkfunds.com

Financial Highlights

WesMark Small Company Growth Fund

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$13.90	$13.32	$12.58	$13.79	$13.75
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.05)	(0.04)	0.03	(0.06)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	(1.89)	1.81	1.41	(0.32)	0.51
Total from Investment Operations	(1.94)	1.77	1.44	(0.38)	0.42

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	–	–	(0.04)	–	–
From Net Realized Gain on Investments	(1.33)	(1.19)	(0.66)	(0.83)	(0.38)
Total Distributions	(1.33)	(1.19)	(0.70)	(0.83)	(0.38)
Net Asset Value, End of Year	$10.63	$13.90	$13.32	$12.58	$13.79

Total Return	(13.72)%	13.19%	11.42%	(2.87)%	3.08%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.25%	1.24%	1.23%	1.22%	1.22%
Net Investment Income/(Loss)	(0.43)%	(0.33)%	0.26%	(0.47)%	(0.66)%
Net Assets Value End of Year (000 omitted)	$81,439	$101,061	$96,736	$92,255	$97,317
Portfolio Turnover Rate	88%	49%	41%	45%	16%

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2018	53

Financial Highlights

WesMark Growth Fund

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$20.00	$17.37	$18.10	$19.12	$17.89
Income (Loss) from Investment Operations:
Net Investment Income	0.04	0.03	0.07	0.09	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(1.32)	4.19	0.03	(0.45)	1.82
Total from Investment Operations	(1.28)	4.22	0.10	(0.36)	1.90

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.04)	(0.03)	(0.07)	(0.09)	(0.08)
From Net Realized Gain on Investments	(1.88)	(1.56)	(0.76)	(0.57)	(0.59)
Total Distributions	(1.92)	(1.59)	(0.83)	(0.66)	(0.67)
Net Asset Value, End of Year	$16.80	$20.00	$17.37	$18.10	$19.12

Total Return	(6.19)%	24.22%	0.51%	(1.94)%	10.66%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.13%	1.13%	1.15%	1.14%	1.14%
Net Investment Income	0.19%	0.13%	0.40%	0.43%	0.47%
Net Assets Value End of Year (000 omitted)	$287,441	$347,982	$314,067	$333,729	$359,487
Portfolio Turnover Rate	37%	37%	61%	21%	16%

See Notes to Financial Statements which are an integral part of the Financial Statements.

54	www.wesmarkfunds.com

Financial Highlights

WesMark Balanced Fund

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$13.05	$12.30	$11.65	$12.67	$12.09
Income (Loss) from Investment Operations:
Net Investment Income	0.23	0.22	0.20	0.19	0.20
Net Realized and Unrealized Gain (Loss) on Investments	(0.82)	1.09	0.92	(0.43)	0.70
Total from Investment Operations	(0.59)	1.31	1.12	(0.24)	0.90

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.23)	(0.21)	(0.21)	(0.20)	(0.19)
From Net Realized Gain on Investments	(0.46)	(0.35)	(0.26)	(0.58)	(0.13)
Total Distributions	(0.69)	(0.56)	(0.47)	(0.78)	(0.32)
Net Asset Value, End of Year	$11.77	$13.05	$12.30	$11.65	$12.67

Total Return	(4.58)%	10.77%	9.68%	(1.94)%	7.50%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.24%	1.23%	1.23%	1.22%	1.22%
Net Investment Income	1.69%	1.71%	1.69%	1.57%	1.57%
Net Assets Value End of Year (000 omitted)	$101,893	$116,398	$106,577	$101,049	$102,402
Portfolio Turnover Rate	35%	23%	49%	30%	18%

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2018	55

Financial Highlights

WesMark Government Bond Fund

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$9.77	$9.84	$9.94	$10.03	$9.78
Income (Loss) from Investment Operations:
Net Investment Income	0.17	0.21	0.14	0.14	0.16
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	(0.09)	(0.06)	(0.06)	0.27
Total from Investment Operations	0.11	0.12	0.08	0.08	0.43

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.20)	(0.19)	(0.17)	(0.17)	(0.18)
From Net Realized Gain on Investments	–	–	(0.01)	–	0.00 (1)
Total Distributions	(0.20)	(0.19)	(0.18)	(0.17)	(0.18)
Net Asset Value, End of Year	$9.68	$9.77	$9.84	$9.94	$10.03

Total Return	1.15%	1.20%	0.79%	0.81%	4.43%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.01%	1.00%	1.01%	1.00%	1.00%
Net Investment Income	1.81%	2.19%	1.41%	1.51%	1.64%
Net Assets Value End of Year (000 omitted)	$230,250	$249,951	$248,517	$258,097	$271,979
Portfolio Turnover Rate	17%	26%	33%	13%	17%

(1)	Less than $0.005 per share.

See Notes to Financial Statements which are an integral part of the Financial Statements.

56	www.wesmarkfunds.com

Financial Highlights

WesMark West Virginia Municipal Bond Fund

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$10.54	$10.36	$10.57		$10.59	$10.16
Income (Loss) from Investment Operations:
Net Investment Income	0.21	0.21	0.21		0.23	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.19	(0.20)		(0.01)	0.44
Total from Investment Operations	0.05	0.40	0.01		0.22	0.69

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.21)	(0.21)	(0.21)		(0.23)	(0.25)
From Net Realized Gain on Investments	–	(0.01)	(0.01)		(0.01)	(0.01)
Total Distributions	(0.21)	(0.22)	(0.22)		(0.24)	(0.26)
Net Asset Value, End of Year	$10.38	$10.54	$10.36		$10.57	$10.59

Total Return	0.47%	3.90%	0.06%		2.14%	6.87%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.09%	1.08%	1.05%		0.96%	0.96%
Net Investment Income	2.00%	2.01%	2.01%		2.19%	2.38%
Expense Waiver/Reimbursement(1)	–	–	0.02	%(2)	0.10%	0.10%
Net Assets Value End of Year (000 omitted)	$114,345	$116,039	$118,168		$118,456	$120,968
Portfolio Turnover Rate	10%	7%	17%		15%	15%

(1)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

(2)	As of February 29, 2016, the waiver was voluntarily terminated by the Adviser.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2018	57

Financial Highlights

WesMark Tactical Opportunity Fund

	For the Year Ended December 31, 2018	For the Period Ended December 31, 2017(1)
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Period	$10.62	$10.00
Income (Loss) from Investment Operations:
Net Investment Income	0.05	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(0.60)	0.80
Total from Investment Operations	(0.55)	0.84

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.04)	(0.05)
From Net Realized Gain on Investments	(0.02)	(0.17)
Total Distributions	(0.06)	(0.22)
Net Asset Value, End of Period	$10.01	$10.62

Total Return	(5.20)%	8.33	%(2)

RATIOS TO AVERAGE NET ASSETS

Net Expenses(3)	1.56%	1.75	%(4)
Net Investment Income(3)(5)	0.55%	0.50	%(4)
Expense Waiver/Reimbursement(6)	–	0.23	%(4)
Net Assets Value End of Period (000 omitted)	$35,734	$28,023
Portfolio Turnover Rate	145%	88%

(1)	The WesMark Tactical Opportunity Fund commenced operations on March 1, 2017.

(2)	Total return not annualized for periods less than one full year.

(3)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying investment companies in which the Fund invests.

(4)	Ratios for periods of less than a year are annualized.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

See Notes to Financial Statements which are an integral part of the Financial Statements.

58	www.wesmarkfunds.com

Notes to Financial Statements

December 31, 2018

1. ORGANIZATION

WesMark Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of six portfolios (individually referred to as the “Fund”, or collectively as the “Funds”), which are presented herein:

Portfolio Name	Diversification	Investment Objective
WesMark Small Company Growth Fund (“Small Company Growth Fund”)	Diversified	To achieve capital appreciation
WesMark Growth Fund (“Growth Fund”)	Diversified	To achieve capital appreciation
WesMark Balanced Fund (“Balanced Fund”)	Diversified	To achieve capital appreciation and income
WesMark Government Bond Fund (“Government Bond Fund”)	Diversified	To achieve high current income consistent with preservation of capital
WesMark West Virginia Municipal Bond Fund (“West Virginia Municipal Bond Fund”)	Non-diversified	To achieve current income which is exempt from federal income tax and income taxes imposed by the State of West Virginia
WesMark Tactical Opportunity Fund (“Tactical Opportunity Fund”)	Diversified	To achieve capital appreciation

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

The accompanying financial statements were prepared in accordance with GAAP in the United States, which require the use of estimates made by management of the Funds. Actual results could differ from those estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

Investment Valuation – In calculating their net asset value (NAV), the Funds generally value investments as follows:

››	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.

››	Fixed-income securities acquired with remaining maturities greater than 60 days are valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).

››	Fixed-income securities acquired with remaining maturities of 60 days or less may be valued using price evaluations provided by a pricing service approved by the Trustees. They may also be valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates value.

››	Options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.

››	Shares of other mutual funds are valued based upon their reported NAVs.

If the Funds cannot obtain a price or price evaluation from a pricing service for an investment, the Funds may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Funds use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Funds could purchase or sell an investment at the price used to calculate the Funds’ NAVs.

Annual Report | December 31, 2018	59

Notes to Financial Statements

December 31, 2018

Fair Valuation and Significant Events Procedures – The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. The Funds normally use mean evaluations (a price evaluation indicative of a price between the bid and asked prices for an investment) for fixed-income securities. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

››	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
››	With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets; and
››	Corporate announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation approach used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation approach. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly.These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

60	www.wesmarkfunds.com

Notes to Financial Statements

December 31, 2018

The following is a summary of the inputs used as of December 31, 2018 in valuing the Funds’ investments carried at fair value:

Small Company Growth Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$78,346,760	$–	$–	$78,346,760
Short Term Investments	138,321	–	–	138,321
Total	$78,485,081	$–	$–	$78,485,081

Growth Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$251,146,485	$–	$–	$251,146,485
Exchange Traded Funds	13,281,715	–	–	13,281,715
Short Term Investments	11,803,812	–	–	11,803,812
Total	$276,232,012	$–	$–	$276,232,012

Balanced Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$55,069,730	$–	$–	$55,069,730
Corporate Bonds	–	16,537,263	–	16,537,263
U.S. Government Agency - Collateralized Mortgage Obligations	–	6,853,799	–	6,853,799
U.S. Government Agency - Mortgage Backed Securities	–	7,885,406	–	7,885,406
U.S. Government Agency Securities	–	2,455,775	–	2,455,775
Taxable Municipal Bonds	–	4,960,780	–	4,960,780
Short Term Investments	1,975,097	–	–	1,975,097
Total	$57,044,827	$38,693,023	$–	$95,737,850

Government Bond Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Government Agency - Collateralized Mortgage Obligations	$–	$149,923,820	$–	$149,923,820
U.S. Government Agency - Mortgage Backed Securities	–	25,829,356	–	25,829,356
U.S. Treasury Bonds	–	10,279,845	–	10,279,845
Taxable Municipal Bonds	–	45,780,657	–	45,780,657
Non-Taxable Municipal Bonds	–	1,354,603	–	1,354,603
Short Term Investments	1,926,945	–	–	1,926,945
Total	$1,926,945	$233,168,281	$–	$235,095,226

Annual Report | December 31, 2018	61

Notes to Financial Statements

December 31, 2018

West Virginia Municipal Bond Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$113,505,986	$–	$113,505,986
Short Term Investments	23,075	–	–	23,075
Total	$23,075	$113,505,986	$–	$113,529,061

Tactical Opportunity Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$33,492,763	$–	$–	$33,492,763
Short Term Investments	1,641,963	–	–	1,641,963
Total	$35,134,726	$–	$–	$35,134,726

All securities of the Funds were valued using either Level 1 or Level 2 inputs during the year ended December 31, 2018. Thus, a reconciliation of assets in which unobservable inputs (Level 3) were used is not applicable for the Funds.

*	For detailed descriptions of sector and/or geography classifications, see the accompanying Portfolios of Investments.

Investment Income, Expenses and Distributions – Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Trust level expenses are allocated to each Fund based on net assets, equally across all Funds, or to a specific Fund, whichever is deemed most appropriate for a particular expense. Each Fund pays its own expenses.

Distributions of net investment income, if any, for the Small Company Growth Fund, Growth Fund, and Tactical Opportunity Fund are declared and paid quarterly. Distributions of net investment income for the Balanced Fund are declared and paid monthly, and distributions of net investment income for the Government Bond Fund and West Virginia Municipal Bond Fund are declared daily and paid monthly. Distributions of capital gains, if any, for Small Company Growth Fund, Growth Fund, Balanced Fund, Government Bond Fund, West Virginia Municipal Bond Fund, and Tactical Opportunity Fund are declared and paid annually.

Premium and Discount Amortization/Paydown Gains and Losses – All premiums and discounts on fixed-income securities are amortized/accreted over the estimated lives of such securities for financial statement purposes using the effective interest method. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes – It is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, (the “Code”) and to distribute to shareholders each year substantially all of its income. As of and during the year ended December 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have not incorporated uncertain tax positions that require a provision for income taxes and federal and state taxing authorities.

The Funds may be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income is earned.

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Notes to Financial Statements

December 31, 2018

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities – Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. There were no restricted securities for the Funds as of December 31, 2018.

Derivative Instruments and Hedging Activities – The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ exposure to derivative contracts and hybrid instruments, either directly or indirectly through another investment company, may involve risks different from or possibly greater than the risk associated with investing directly in a security instead of the derivative. Risks include: 1) the value of the derivative may not correlate with the value of the underlying security or may correlate inversely; 2) any potential risk reduction may be offset with gain limitations; 3) derivatives may be difficult to price, thus involving additional payments by the Funds; 4) possible adverse tax consequences; 5) possible unforeseen redemption request by a derivative counter party increasing possible portfolio losses or costs, or preventing a Fund from implementing its investment strategy; and 6) other risks, such as but not limited to, stock market, interest rate, credit, currency, liquidity, and leverage risks.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Writing Covered Call Options and Purchasing Put Options

The Funds will not write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable forms without further payment or after segregating cash in the amount of any further payment.

The Funds will not purchase put options on securities unless the securities are held in the Fund’s portfolio.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value, or net assets will not result in a violation of such restriction.

Option contracts (options) - are rights to buy or sell a security for a specified price within a specified period. The seller of the option receives a payment, or premium, from the buyer, which the seller keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the over the counter (OTC) market and may be bought or sold on a wide variety of securities. As of December 31, 2018, there were no options held.

Annual Report | December 31, 2018	63

Notes to Financial Statements

December 31, 2018

A Fund may buy and/or sell the following types of options:

Call Options - A call option gives the holder (buyer) the right to buy the underlying security from the seller (writer) of the option. A Fund may use call options in the following ways:

››	Buy call options on a security in anticipation of an increase in the value of the security; or
››	Sell call options on a security to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying security. If a Fund writes a call option on a security that it owns and that call option is exercised, a Fund must deliver the security to the buyer and foregoes any possible profit from an increase in the market price of the security over the exercise price plus the premium received.

Put Options - A put option gives the holder the right to sell the security to the writer of the option. A Fund may use put options in the following ways:

››	Buy put options on a security in anticipation of a decrease in the value of the security; or
››	Write put options on a security to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the security. In writing puts, there is a risk that a Fund may be required to take delivery of the security when its current market price is lower than the exercise price.

A Fund may also buy or write options, as needed, to close out existing option positions. Finally, a Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the security).

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2018:

Risk Exposure	Statements of Operations Location	Realized Gain/ (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
WesMark Growth Fund
Equity Contracts (Written Options)	Net realized gain (loss) on written options/Net change in unrealized appreciation (depreciation) of written options	$369,446	$–
Total		$369,446	$–
WesMark Balanced Fund
Equity Contracts (Written Options)	Net realized gain (loss) on written options/Net change in unrealized appreciation (depreciation) of written options	$73,038	$(437)
Total		$73,038	$(437)
WesMark Tactical Opportunity Fund
Equity Contracts (Purchased options)	Net realized gain (loss) on investments/Net change in unrealized appreciation (depreciation) on investments	$3,389	$2,539
Equity Contracts (Written Options)	Net realized gain (loss) on written options/Net change in unrealized appreciation (depreciation) of written options	$129,935	$8,189
Total		$133,324	$10,728

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Notes to Financial Statements

December 31, 2018

The WesMark Growth Fund, Balanced Fund and Tactical Opportunity Fund had average written call option notional value of (1,986,121), (1,103,858), and (2,048,770), respectively, during the year ended December 31, 2018. The Tactical Opportunity Fund had average purchased option notional value of $68,675 during the year ended December 31, 2018.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Small Company Growth Fund
Shares sold	820,071	537,857
Shares issued to shareholders in payment of distributions declared	307,846	204,291
Shares redeemed	(736,004)	(733,002)
Net increase resulting from share transactions	391,913	9,146
Common shares outstanding, end of period	7,661,268	7,269,355

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Growth Fund
Shares sold	1,510,304	937,579
Shares issued to shareholders in payment of distributions declared	617,593	421,162
Shares redeemed	(2,415,437)	(2,041,120)
Net decrease resulting from share transactions	(287,540)	(682,379)
Common shares outstanding, end of period	17,113,189	17,400,729

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Balanced Fund
Shares sold	1,016,408	1,086,448
Shares issued to shareholders in payment of distributions declared	84,552	65,914
Shares redeemed	(1,363,863)	(903,655)
Net increase/(decrease) resulting from share transactions	(262,903)	248,707
Common shares outstanding, end of period	8,653,836	8,916,739

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Government Bond Fund
Shares sold	2,133,501	2,838,982
Shares issued to shareholders in payment of distributions declared	68,041	69,877
Shares redeemed	(3,997,014)	(2,579,039)
Net increase/(decrease) resulting from share transactions	(1,795,472)	329,820
Common shares outstanding, end of period	23,786,449	25,581,921

Annual Report | December 31, 2018	65

Notes to Financial Statements

December 31, 2018

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
West Virginia Municipal Bond Fund
Shares sold	827,004	1,195,010
Shares issued to shareholders in payment of distributions declared	36,690	45,608
Shares redeemed	(866,733)	(1,631,014)
Net decrease resulting from share transactions	(3,039)	(390,396)
Common shares outstanding, end of period	11,010,897	11,013,936

	For the Year Ended December 31, 2018	For the Period Ended December 31, 2017(1)
Tactical Opportunity Fund
Shares sold	1,151,195	2,739,537
Shares issued to shareholders in payment of distributions declared	2,229	2,484
Shares redeemed	(219,865)	(104,101)
Net increase resulting from share transactions	933,559	2,637,920
Common shares outstanding, end of period	3,571,479	2,637,920

(1)	The Wesmark Tactical Opportunity Fund commenced operations on March 1, 2017.

4. FEDERAL TAX INFORMATION AND TAX BASIS

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences were primarily attributable to treatment of net operating losses and treatment of non-deductible expenses. For the Funds’ most recent year ended December 31, 2018, permanent differences identified and reclassified among the components of net assets were as follows:

Fund Name	Paid-in Capital	Total Distributable earnings
Small Company Growth Fund	$(419,363)	$419,363
Growth Fund	$–	$–
Balanced Fund	$–	$–
Government Bond Fund	$–	$–
West Virginia Municipal Bond Fund	$–	$–
Tactical Opportunity Fund	$(7,255)	$7,255

Net investment income (loss), net realized gains (losses), and total net assets were not affected by these reclassifications.

For federal income tax purposes, the following amounts apply as of December 31, 2018:

Fund Name	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation (Depreciation) of Foreign Currency and Derivatives	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Income Tax Purposes
Small Company Growth Fund	$23,656,103	$(4,534,351)	$–	$19,121,752	$59,363,329
Growth Fund	$112,385,249	$(4,405,405)	$–	$107,979,844	$168,252,168
Balanced Fund	$15,463,718	$(981,206)	$–	$14,482,512	$81,255,338

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Notes to Financial Statements

December 31, 2018

Fund Name	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation (Depreciation) of Foreign Currency and Derivatives	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Income Tax Purposes
Government Bond Fund	$1,312,398	$(5,674,386)	$–	$(4,361,988)	$239,457,214
West Virginia Municipal Bond Fund	$1,985,356	$(474,832)	$–	$1,510,524	$112,018,537
Tactical Opportunity Fund	$394,996	$(1,397,284)	$1	$(1,002,287)	$36,137,014

The difference between book and tax basis for unrealized appreciation/(depreciation) for the Funds is attributable to wash sales, deferred dividends, and certain other investments.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the year or period ended December 31, 2018 and December 31, 2017 was as follows:

	For Year Ended December 31, 2018
Fund Name	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Total
Small Company Growth Fund	$–	$–	$9,403,046	$9,403,046
Growth Fund	$–	$1,742,667	$28,751,659	$30,494,326
Balanced Fund	$–	$1,984,219	$3,915,374	$5,899,593
Government Bond Fund	$–	$4,926,117	$–	$4,926,117
West Virginia Municipal Bond Fund	$2,256,863	$42,890	$–	$2,299,753
Tactical Opportunity Fund	$–	$193,822	$5,431	$199,253

	For Year or Period Ended December 31, 2017
Fund Name	Tax–Exempt Income	Ordinary Income	Long–Term Capital Gain	Total
Small Company Growth Fund	$–	$1,232,708	$7,054,996	$8,287,704
Growth Fund	$–	$1,928,696	$24,537,883	$26,466,579
Balanced Fund	$–	$1,868,202	$3,088,173	$4,956,375
Government Bond Fund	$–	$4,728,307	$–	$4,728,307
West Virginia Municipal Bond Fund	$2,287,843	$54,785	$113,539	$2,456,167
Tactical Opportunity Fund	$–	$493,062	$–	$493,062

As of December 31, 2018, the Funds most recent year end, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed net investment income	Accumulated net realized gain (loss) on investments	Other cumulative effect of timing differences	Net unrealized appreciation (depreciation) on investments	Total
Small Company Growth Fund	$–	$(690,621)	$–	$19,121,752	$18,431,131
Growth Fund	$44,927	$(3,060,440)	$–	$107,979,844	$104,964,331
Balanced Fund	$7,102	$330,152	$17,878	$14,482,512	$14,837,644
Government Bond Fund	$143,967	$(1,429,912)	$–	$(4,361,988)	$(5,647,933)
West Virginia Municipal Bond Fund	$44	$(48,870)	$–	$1,510,524	$1,461,698
Tactical Opportunity Fund	$45,137	$(165,412)	$–	$(1,002,287)	$(1,122,562)

Annual Report | December 31, 2018	67

Notes to Financial Statements

December 31, 2018

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2018, the following amounts are available as carry forwards to the next tax year:

	Non expiring
Fund Name	ST	LT
Government Bond Fund	$433,474	$853,783
West Virginia Municipal Bond Fund	$1,513	$43,633
Tactical Opportunity Fund	$56,480	$–

The Funds elect to defer to the year ending December 31, 2019, capital losses recognized during the period November 1, 2018 to December 31, 2018 in the amount of:

Fund Name	Capital Losses
Small Company Growth Fund	$690,621
Growth Fund	$3,060,440
Government Bond Fund	$142,655
West Virginia Municipal Bond Fund	$3,724
Tactical Opportunity Fund	$108,932

Capital losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carryovers as described above.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee – WesBanco Investment Department is the Funds’ investment adviser (the “Adviser”). The Advisory Agreement between the Funds and the Adviser provides for an annual fee equal to the percentage of each Fund’s average daily net assets as follows:

Fund Name	Investment Adviser Fee Percentage
Small Company Growth Fund	0.75%
Growth Fund	0.75%
Balanced Fund	0.75%
Government Bond Fund	0.60%
West Virginia Municipal Bond Fund	0.60%
Tactical Opportunity Fund	0.75%

The Adviser is contractually obligated to waive a portion of its fees and reimburse other expenses until February 28, 2019 in amounts necessary to limit the Tactical Opportunity Fund’s operating expenses (including the organizational expenses of the Fund, but excluding interest expense, fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any, extraordinary expenses, tax reclaim recovery expenses and proxy-related expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.75%. This expense limitation arrangement may not be terminated by the Adviser prior to such date unless such termination is approved by the Board. The Adviser is not entitled to recoup any of the fees or expenses waived or reimbursed within this expense limitation arrangement.

For the year ended December 31, 2018, the Adviser did not waive any fees due to expenses being under the limit.

Administrative Fee – ALPS Fund Services, Inc. (“ALPS”) provides the Funds with certain administrative personnel and services. The fees paid to ALPS are based on the daily average aggregate net assets of the Trust for the period, subject to an annual minimum (on the Trust level). The annual minimum fee will be allocated among the Funds using an equal per-Fund allocation. Any remaining amounts of the minimum fee after the per-Fund allocation will be allocated among the Funds based upon the relative net assets of each Fund.

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Notes to Financial Statements

December 31, 2018

Transfer Agent Fee – ALPS is the Transfer Agent and Dividend Disbursing Agent for the Funds. ALPS receives an annual base fee per Fund in addition to certain out-of-pocket expenses.

Distribution (12b-1) Fee – ALPS Distributors, Inc. (“ADI”), an affiliate of ALPS, serves as the Funds’ distributor.

The Funds' Trustees previously adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan expired on August 31, 2007, and the Funds' Trustees did not approve its renewal. Under the terms of the Plan, the Funds could have compensated the distributor from the net assets of the Funds to finance activities intended to result in the sale of each Fund's shares. The Plan specified that the Funds may have incurred distribution expenses at 0.25% of the daily net assets of each Fund.

Shareholder Services Fee – Under the terms of Shareholder Services Agreements with WesBanco Bank ("WesBanco", an affiliate of the Adviser) and other financial institutions, the Funds may pay WesBanco as well as other financial institutions, up to 0.25% of average daily net assets. The fee is used to finance certain services for shareholders and to maintain shareholder accounts. WesBanco and other financial institutions may voluntarily choose to waive any portion of their fee, which arrangement they can modify or terminate at any time at their sole discretion.

Recordkeeping Fee – The Funds may pay recordkeeping fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.

Custodian Fees – WesBanco, an affiliate of the Adviser, is the Funds’ custodian. The custodian fee paid to WesBanco is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses. WesBanco may voluntarily choose to waive any portion of its fee. WesBanco can modify or terminate this voluntary waiver at any time at its sole discretion.

Offering Costs – The Tactical Opportunity Fund will bear all expenses incurred in its business and operations, including all organization and initial offering costs (unless assumed by the Adviser), subject to the expense limitation plan. Costs incurred in connection with the offering and initial registration of the Tactical Opportunity Fund have been deferred and will be amortized on a straight-line basis over the first twelve months after commencement of operations.

General – Certain Officers and Trustees of the Funds are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2018 were as follows:

Fund	Purchases	Sales
Small Company Growth Fund	$83,840,147	$91,012,260
Growth Fund	119,863,619	177,550,135
Balanced Fund	37,253,432	47,290,420
Government Bond Fund	26,862,063	35,751,154
West Virginia Municipal Bond Fund	12,723,230	11,044,913
Tactical Opportunity Fund	54,490,712	44,957,286

Purchases and Sales of U.S. Government Securities, other than short-term securities, for the year ended December 31, 2018 were as follows:

Fund	Purchases	Sales
Balanced Fund	$579,435	$4,103,750
Government Bond Fund	12,078,511	11,403,743

7. CONCENTRATION OF RISK

Since the West Virginia Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it is more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2018, 24% of the securities in the portfolio were backed by letters of credit, bond insurance of various financial institutions, or financial guaranty assurance agencies.

Annual Report | December 31, 2018	69

Notes to Financial Statements

December 31, 2018

Additionally, the Funds may invest a portion of their assets in securities of companies that are deemed by the Funds’ management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

8. COMPENSATION OF TRUSTEES

None of the Trustees are entitled to receive any retirement, pension plan or deferred compensation benefits from the Trust. Interested Trustees receive the same compensation as Independent Trustees. No officers of the Funds are compensated by the Funds, but officers may be reimbursed by the Funds for travel and related expenses incurred in performing their duties.

9. NEW ACCOUNTING PRONOUNCEMENTS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to US GAAP for investment companies. Effective November 4, 2018, the Funds adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Funds’ adoption of those amendments, effective with the financial statements prepared as of December 31, 2018, had no effect on the Funds’ net assets or results of operations.

In August 2018, the FASB issued ASU 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Funds have elected to early adopt the eliminated and modified disclosures effective with the financial statements prepared as of December 31, 2018.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
WesMark Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WesMark Funds, comprising WesMark Small Company Growth Fund, WesMark Growth Fund, WesMark Balanced Fund, WesMark Government Bond Fund, WesMark West Virginia Municipal Bond Fund, and WesMark Tactical Opportunity Fund (the “Funds”) as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, including the related notes, and the financial highlights for each of the years or periods indicated in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the years or periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 26, 2019

Annual Report | December 31, 2018	71

Shareholder Expense Example

December 31, 2018 (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and to the extent applicable, shareholder services fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

ACTUAL EXPENSES

The first line of the table below (“Actual Fund Return”) provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expense Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each fund of the table below (“Hypothetical Fund Return”) provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below (“Hypothetical Fund Return”) is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expense Paid During Period(1)	Net Expense Ratios(2)
WesMark Small Company Growth Fund
Actual Fund Return	$1,000.00	$839.80	$5.84	1.26%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,018.85	$6.41	1.26%
WesMark Growth Fund
Actual Fund Return	$1,000.00	$903.00	$5.42	1.13%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.51	$5.75	1.13%
WesMark Balanced Fund
Actual Fund Return	$1,000.00	$965.00	$6.14	1.24%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,018.95	$6.31	1.24%
WesMark Government Bond Fund
Actual Fund Return	$1,000.00	$1,021.10	$5.15	1.01%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,020.11	$5.14	1.01%
WesMark West Virginia Municipal Bond Fund
Actual Fund Return	$1,000.00	$1,013.10	$5.53	1.09%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
WesMark Tactical Opportunity Fund
Actual Fund Return	$1,000.00	$940.90	$7.44	1.52%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,017.54	$7.73	1.52%

(1)	Expenses are equal to the Funds' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period).
(2)	Annualized, based on the Fund's most recent fiscal half-year expenses.

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Board of Trustees and Trust Officers

December 31, 2018 (Unaudited)

The Board is responsible for managing the Trust’s business affairs and for exercising all of the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds as of December 31, 2018. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The WesMark Fund Complex consists of one Investment Company (comprising six portfolios). Unless otherwise noted, each Officer is elected annually and each Board member oversees all portfolios in the WesMark Fund Complex and serves for an indefinite term.

Name Age Address* Date Service Began	Principal Occupations in Past Five Years, other Directorships Held and Previous Positions
Independent Trustees
Lawrence E. Bandi Age: 64 TRUSTEE Began serving: September 2004

Principal Occupations: President, Central Catholic High School, Wheeling, WV.

Other Directorships: Special Wish Foundation; Catholic Charities Health Care West Virginia, Inc. (Charity); Welty Corporation; and New City (Property Development).

Previous Positions: President and Chief Executive Officer, Valley National Gases, Inc. (Gas Supplier); Chief Financial Officer & Vice President, West Virginia Northern Community College (Education); VP & CFO MPD Corporation (Hospitality); Wheeling Convention and Visitors Bureau (Economic Development), and MPD Corporation (Property Management).

Mark M. Gleason Age: 68 TRUSTEE Began serving: January 2011

Principal Occupation: Managing Director, Gleason & Associates (Certified Public Accounting and Consulting Firm)

Other Directorships: Trustee, Various Asbestos Trusts (Investment of Assets and Claim Payment).

Richard A. Hay Age: 78 TRUSTEE Began serving: December 2008	Principal Occupation: Retired. Previous Occupation: Senior Vice President, UBS Financial Services (Financial Services).
Interested Trustees
Robert E. Kirkbride** Age: 79 CHAIRMAN AND TRUSTEE Began serving: September 2004	Principal Occupations and Other Directorships: Paid Consultant to the Executive Loan Committee of WesBanco Bank, Inc.(Financial Services); Officer and Director, Ohio Valley Land Company (Real Estate Development); Director, The Mountain Company (Holding Company); Director, The Laurel Management Group (Holding Company); Director and Officer, Thunder Corporation (Oil and Gas Production); Member and Manager, Marietta Ventures LLC (real estate development and related consulting).
J. Christopher Gardill*** Age: 42 TRUSTEE Began serving August 2015

Principal Occupations: Member, Phillips, Gardill, Kaiser & Altmeyer, PLLC (private law firm).

Other Directorships: Board Member, Wheeling Vintage Raceboat Regatta (Private Organization); Board Member, Our Lady of Peace School; Director, The Kings' Daughters Childcare Center, Inc.; Director, OVConnect, Inc. (Private Organization); Director, Appalachian Outreach, Inc. (Non-Profit).

*	All Trustees may be reached via the Funds at 1290 Broadway, Suite 1100, Denver, CO, 80203.

**	Mr. Kirkbride is an interested person due to his security holdings in WesBanco, Inc. The Funds’ investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Kirkbride previously served as a Director for WesBanco, Inc. and WesBanco Bank, Inc. and currently serves as a paid consultant to the Executive Loan Committee of WesBanco Bank, Inc.

***	Mr. Gardill is an interested person due to his affiliation with Phillips, Gardill, Kaiser & Altmeyer, PLLC who serves as legal counsel to Wesbanco Inc. and Wesbanco Bank. The Funds' investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Gardill was also an independent consultant to the Trust Committee of WesBanco Bank, Inc.

Annual Report | December 31, 2018	73

Board of Trustees and Trust Officers

December 31, 2018 (Unaudited)

Name, Age, Address	Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Officers
David B. Ellwood Age: 62 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF EXECUTIVE OFFICER PRESIDENT Began serving: January 2013

Principal Occupations: Co-Portfolio Manager, President and Chief Executive Officer of the WesMark Funds; Executive Vice President, WesBanco Trust and Investment Services.

Previous Positions: Chief Financial Officer, WesMark Funds 2009 to January 2013; Vice President, WesMark Funds September 2004 to January 2013.

Deborah Ferdon Age: 66 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF COMPLIANCE OFFICER Began serving: September 2004	Principal Occupations: Chief Compliance Officer of the WesMark Funds; Chief Compliance Officer and Executive Vice President of WesBanco Investment Department and WesBanco Trust and Investment Services, Registered Principal of WesBanco Securities, Inc.
Steven Kellas Age: 52 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF FINANCIAL OFFICER TREASURER Began serving: January 2013

Principal Occupations: Co-Portfolio Manager, Treasurer and Chief Financial Officer of the WesMark Funds; Senior Vice President WesBanco Trust and Investment Services.

Previous Position: Co-Portfolio Manager, WesMark Funds 2006-2013; Vice President, WesBanco Trust and Investment Services.

Scott Love Age: 42 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	VICE PRESIDENT Began serving: February 2013

Principal Occupation: Co -Portfolio Manager and Vice President of the WesMark Funds, Senior Vice President WesBanco Trust and Investment Services.

Previous Position: Morgan Keegan & Co, 1st Vice President, Economic and Market Strategy, April 2010 to May 2012.

Todd P. Zerega Age: 44 700 13th Street, N.W. Washington, D.C. 20005-3690	SECRETARY Began serving: September 2004	Principal Occupation: Partner, Perkins Coie, LLP. Previous Positions: Partner, Reed Smith, LLP.
Karen Gilomen Age: 48 1290 Broadway, Suite 1100 Denver, CO 80203	ASSISTANT SECRETARY Began serving: August 2016

Principal Occupation: Senior Counsel and Vice President, ALPS Fund Services, Inc. since August 2016.

Previous Positions: Vice President - General Counsel and Chief Compliance Officer, Monticello Associates, Inc., January 2010 to August 2016.

Lori Anderson Age: 37 1290 Broadway, Suite 1100 Denver, CO 80203	ASSISTANT TREASURER Began serving: May 2018	Principal Occupation: Fund Controller, ALPS Fund Services, Inc. since March 2018. Previous Positions: Assistant Fund Controller, ALPS Fund Services, August 2014 to March 2018.

The Funds’ current Statement of Additional Information contains additional information about the Funds’ Trustees and is available, without charge, upon request, by calling the Funds toll-free at 1-800-864-1013.

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Additional Information

December 31, 2018 (Unaudited)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds’ prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 1-800-864-1013. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available without charge and upon request by calling the Funds toll-free at 1-800-864-1013. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of its fiscal year, on Form N-Q. These filings are also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information on the WesMark Funds website at www.wesmarkfunds.com by clicking on “Quarterly Reports”, then selecting the name of the Fund.

NOTICE TO STOCKHOLDERS

For the year ended December 31, 2018, 98.14% of the distributions from net investment income for West Virginia Municipal Bond Fund are exempt from federal income tax.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended December 31, 2018, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	91.17%
Tactical Opportunity Fund	100.00%

For the year ended December 31, 2018, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information will be reported in conjunction with the reporting of your distributions on Form 1099-DIV. The percentages were as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	98.16%
Tactical Opportunity Fund	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Small Company Growth Fund, Growth Fund, Balanced Fund, and Tactical Opportunity Fund designated $9,403,046, $28,751,659, $3,915,374, and $5,431, respectively as long-term capital gain dividends.

Annual Report | December 31, 2018	75

Glossary of Terms

December 31, 2018 (Unaudited)

Basis points – a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

CBOE PutWrite Index – a benchmark index that measures the performance of a hypothetical portfolio that sells S&P 500 Index put options against collateralized cash reserves held in a money market account.

Collateralized Mortgage Obligation – complex mortgage backed securities that allocate payments and prepayments from an underlying mortgage pools among holders of different classes or tranches of the CMO.

Consumer Price Index (CPI) – a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Covered call – an options strategy where an investor holds a long position in an asset and writes (sells) call options on that same asset to generate an income stream.

Duration – a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Fannie Mae and Freddie Mac – government sponsored entities that receive support through federal subsidies, loan or other benefits.

Floating rate debt – a debt instrument with a variable interest rate.

HFRI Fund of Funds Composite Index – The Hedge Fund Research, Inc. (HFRI) Fund of Funds Composite Index is an equal weighted index that consists of over 800 constituent hedge funds, including both domestic and offshore funds.

Maturity – maturity date refers to the final payment date of a loan or other financial instrument, at which point the principal (and all remaining interest) is due to be paid.

Mortgage Backed Securities – a type of asset-backed security that is secured by a mortgage or collection of mortgages.

Mortgage Pool – a group of mortgages with similar interest rates and maturity dates “pooled together” for the issuance of a mortgage-backed security. Some mortgage-backed securities issued by Fannie Mae, Freddie Mac and Ginnie Mae are known as “pools” themselves. These are the simplest form of mortgage-backed security.

Options – a contract which offers the buyer the right, but not the obligation, to buy (call option) or sell (put option) the underlying asset at an agreed-upon price during a certain period of time or on a specific date.

Quantitative Easing III (QEIII) – monetary policy implemented by the Federal Reserve in 2012 to purchase $40 billion a month of agency mortgage backed securities (discontinued in October 2014) and also to continue extremely low rate policy until at least mid-2015.

Russell 2000 Index – an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

S&P 600 – An index of small-cap stocks managed by Standard and Poor's. The S&P 600 SmallCap Index covers a broad range of small cap stocks in the United States. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the United States.

Yield – the income return on an investment, such as the interest or dividends received from holding a particular security.

Yield curve – a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.

Yield spread – the difference between yields on differing debt instruments of varying maturities, credit ratings and risk, calculated by deducting the yield of one instrument from another.

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Glossary of Terms

December 31, 2018 (Unaudited)

Investment Ratings:

Description	Standard and Poor’s Long-Term Debt Rating	Moody’s Investors Service Long-Term Bond Rating
Highest rating available. Capacity to pay interest and repay principal is extremely strong. Carry smallest degree of investment risk.	AAA	Aaa
Very strong capacity to pay interest and repay principal. Differ from AAA rated securities by very small degree. Still considered high grade obligation.	AA	Aa
Strong capacity to pay interest and repay principal although is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than those rated higher. Considered upper medium grade obligation.	A	A
Regarded as having an adequate capacity to pay interest and repay principal. Any adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay vs. those rated higher. Considered medium grade obligation.	BBB	Baa
Judged to have speculative elements, but has less near-term vulnerability to default than other speculative=e issues. Faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.	BB	Ba
Has greater vulnerability to default but currently has capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest or principal. Generally lack characteristics of the desirable investment.	B	B
Currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest.	CCC	Caa
Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating (by S&P). Represent obligations which are speculative in a high degree.	CC	Ca
Typically applied to debt subordinated to senior debt which has been assigned an actual or implied CCC-debt rating (by S&P). Represents the lowest rated class of bonds.	C	C

Credit rating firms, such as Standard & Poor's and Moody's, use different designations consisting of upper- and lower-case letters 'A' and 'B' to identify a bond's credit quality rating. 'AAA' and 'AA' (high credit quality) and 'A' and 'BBB' (medium credit quality) are considered investment grade. Credit ratings for bonds below these designations ('BB', 'B', 'CCC', etc.) are considered low credit quality, and are commonly referred to as “junk bonds.”

Annual Report | December 31, 2018	77

WesMark Funds℠

WesMark Small Company Growth Fund	» WMKSX
WesMark Growth Fund	» WMKGX
WesMark Balanced Fund	» WMBLX
WesMark Government Bond Fund	» WMBDX
WesMark West Virginia Municipal Bond Fund	» WMKMX
WesMark Tactical Opportunity Fund	» WMKTX

WesBanco

WesBanco Investment Department, Investment Adviser
A Division of WesBanco Bank, Inc.

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc., Distributor

WMK000487

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)       Not applicable.

(c)       During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)       During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)       Not applicable to the registrant.

(f)(3)   The registrant hereby undertakes to provide to any person, without charge, upon request, a copy of the code of ethics referenced in Item 2(a) above.  To request a copy of the code of ethics, contact the registrant at 1-800-864-1013.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following members of the Board’s Audit Committee are each an “audit committee financial expert” and are “independent” for purposes of this Item: Lawrence E. Bandi and Mark M. Gleason.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2017 and December 31, 2018 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $78,000 and $81,000 respectively.

(b)       Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2017 and December 31, 2018 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)       Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2017 and December 31, 2018 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $18,000 and $18,000, respectively.

(d)       All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2017 and December 31, 2018 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $15,100 and $12,500 respectively. These services were provided in connection with conducting Rule 17f-2 examinations and preparing related SEC filings.

(e)(1)   Audit Committee Policies Regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit Services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit Services; all other Audit Services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor, and has pre-approved certain Audit-Related Services; all other Audit-Related Services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax Services to the registrant such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax Services; all Tax Services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and
(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)     The services described in paragraphs (c) and (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services of the kind described in paragraph (b) of this Item provided.

(f)         Not applicable to registrant.

(g)         Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal years of the registrant ended December 31, 2017 and December 31, 2018 were $31,100 and $30,500, respectively.

(h)         The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))), are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Investment Company Act of 1940, as amended, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	WesMark Funds

By	/s/ David B. Ellwood
David B. Ellwood President and Chief Executive Officer (Principal Executive Officer)

Date	March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David B. Ellwood
David B. Ellwood President and Chief Executive Officer (Principal Executive Officer)

Date	March 8, 2019

By	/s/ Steven Kellas
Steven Kellas Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	March 8, 2019